UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON IM FUNDS, INC.
(Exact name of registrant as specified in charter)

918 Deming Way
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

Jason L. Stephens
Chief Executive Officer
Thompson IM Funds, Inc.
918 Deming Way
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Matthew C. Vogel, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2018

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

ANNUAL REPORT
NOVEMBER 30, 2018

THOMPSON
LARGECAP FUND®
(THPGX)

THOMPSON
MIDCAP FUND®
(THPMX)

THOMPSON
BOND FUND®
(THOPX)

THOMPSON IM FUNDS, INC.
SMART INVESTING STARTS HERE®

Telephone: 1-800-999-0887
www.thompsonim.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect at any time to receive shareholder reports and other communications from the Funds electronically. If you invest directly with the Funds, you may do so by calling 1-800-999-0887. If you own these shares through a financial intermediary, you may do so by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you are a direct investor with the Funds, you may inform the Funds that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or contacting us at 1-800-999-0887. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds that you hold (for direct investors) or all Funds that you hold in your account with your financial intermediary.

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2018

CONTENTS

Page(s)
LargeCap Fund
Investment review	2-4
Schedule of investments	5-8

MidCap Fund
Investment review	9-11
Schedule of investments	12-15

Bond Fund
Investment review	16-18
Schedule of investments	19-33

Fund Expense Examples	34

Financial Statements
Statements of assets and liabilities	35
Statements of operations	36
Statements of changes in net assets	37
Notes to financial statements	38-44
Financial highlights	45-47

Report of Independent Registered Public Accounting Firm	48

Directors and Officers	49-50

Additional Information	51-54

This report contains information for existing shareholders of Thompson IM Funds, Inc. It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

LARGECAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2018

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA

Performance

The LargeCap Fund produced a total return of 1.72% for the fiscal year ended November 30, 2018, as compared to its benchmark, the S&P 500 Index, which returned 6.27%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/18
	1 Year	3 Year	5 Year	10 Year
Thompson LargeCap Fund	1.72%	10.23%	8.08%	13.54%
S&P 500 Index	6.27%	12.16%	11.12%	14.32%

Gross Expense Ratio as of 03/31/18 was 1.22%.
Net Expense Ratio after reimbursement as of 12/01/18 was 1.03%.*

*

The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2020, so that the annual operating expenses of the Fund do not exceed 1.03% of its average daily net assets. Net expense ratios are current as of the most recent Prospectus and are applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Thompson Investment Management, Inc. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The Thompson IM Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates makes any representation regarding the advisability of investing in such products.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2018

Management Commentary

The Fund’s lag relative to its benchmark for the fiscal year was primarily driven by underperformance in the Consumer Discretionary, Financial and Industrial sectors. While some of the discrepancy can be attributed to poor security selection, we believe that a broader trend was at play. Specifically, one segment of the market seemed to be discounting the possibility of an impending recession while another did not. Many of the Fund’s holdings recorded record earnings during the year, yet their stock prices remain mired in a sideways or worse pattern. In other words, the market appeared to be assuming said earnings will not be sustainable. Short of a recession, we do not believe this to be the case.

We’ve seen this divergence between growth and value stocks before, but the differential over recent time periods has been particularly acute. In fact, the S&P 500 Growth Index outperformed the S&P 500 Value Index by 7.8% during the fiscal year and by 22.45% over the previous two fiscal years. While our “Growth at a Reasonable Price” strategy generally leads us to invest in a blend of growth and value stocks, over different points in the economic cycle the Fund typically drifts more in one direction or the other. Coming out of the financial crisis, many great companies saw their stock prices depressed notwithstanding their growth prospects. Thus, the Fund tilted slightly to the growth side at the time based on the abundance of attractive opportunities we found. In the last few years we have tilted more towards the value side, as many of the best growth companies appreciated to what we believed were unrealistic earnings multiples and were in our opinion no longer attractive.

Even though our current value bias has cost the Fund relative performance over the past fiscal year, we believe it remains the best option for shareholders going forward based on the existing set of opportunities. Many quality firms with strong free cash flow and growing earnings have been trading at a discount to the S&P 500 index’s price-to-earnings (P/E) ratio. While a few of these firms may ultimately turn out to be unforeseen value traps, our view is that the majority should prosper as long as the economy can avoid a recession. If our belief that a recession is not imminent proves to be false, we expect the high-flying growth names that have led the market will likely suffer the greatest relative hit to their stock prices. Either way, it suggests to us that the current fund positioning is the best one for shareholders going forward.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, and tax and other laws. A real estate investment trust’s (REIT’s) share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 5 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Price-To-Earnings (P/E) Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings. Divide market value of a share by the earnings per share.

S&P 500 Growth Index is a market capitalization weighted index. It consists of stocks within the S&P 500 Index that exhibit strong growth characteristics - sales growth, the ratio of earnings change to price, and momentum.

S&P 500 Value Index is a market capitalization weighted index. It consists of stocks within the S&P 500 Index that exhibit strong value characteristics - the ratios of book value, earnings, and sales to price.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the Fund’s future returns.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2018

Sector Weightings at 11/30/18
% of Total Investments

Top 10 Equity Holdings at 11/30/18
		% of Fund’s
Company	Industry	Net Assets
Alphabet, Inc. Class A	Interactive Media & Services	3.26%
Microsoft Corp.	Software	2.99%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	2.49%
The Walt Disney Co.	Entertainment	2.36%
Hanger, Inc.	Health Care Providers & Services	2.30%
Bank of America Corp.	Banks	2.27%
CBS Corp. Class B	Media	2.27%
JPMorgan Chase & Co.	Banks	2.10%
Cisco Systems, Inc.	Communications Equipment	2.06%
Pfizer Inc.	Pharmaceuticals	2.01%

As of November 30, 2018, 99.8% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS
November 30, 2018

	Shares	Value
COMMON STOCKS - 99.7%		$121,374,631
(COST $126,080,464)

Communication Services - 10.6%		12,903,114
Entertainment - 3.3%
The Walt Disney Co.	24,850	2,869,926
Viacom Inc. Class B	37,775	1,165,737
Interactive Media & Services - 5.0%
Alphabet Inc. Class A (a)	3,575	3,966,999
Facebook, Inc. Class A (a)	15,200	2,137,272
Media - 2.3%
CBS Corp. Class B	51,000	2,763,180

Consumer Discretionary - 11.1%		13,544,888
Automobiles - 1.0%
Harley-Davidson, Inc.	28,400	1,201,036
Distributors - 1.0%
LKQ Corp. (a)	45,225	1,259,064
Hotels, Restaurants & Leisure - 1.4%
Starbucks Corp.	25,975	1,733,052
Household Durables - 1.1%
TopBuild Corp. (a)	26,352	1,342,634
Internet & Direct Marketing Retail - 2.0%
eBay Inc. (a)	81,895	2,444,566
Leisure Products - 0.9%
Brunswick Corp.	19,700	1,044,888
Multiline Retail - 0.8%
Target Corp.	14,060	997,698
Specialty Retail - 1.9%
Bed Bath & Beyond Inc.	82,600	1,063,888
Lumber Liquidators Holdings, Inc. (a)	100,175	1,265,210
Textiles, Apparel & Luxury Goods - 1.0%
Hanesbrands, Inc.	74,975	1,192,852

Consumer Staples - 4.3%		5,188,435
Food & Staples Retailing - 2.0%
Walgreens Boots Alliance, Inc.	28,825	2,440,613
Household Products - 2.3%
Kimberly-Clark Corp.	13,168	1,519,192
The Procter & Gamble Co.	13,000	1,228,630

Energy - 6.8%		8,308,116
Energy Equipment & Services - 0.9%
Schlumberger Ltd.	24,144	1,088,894
Oil, Gas & Consumable Fuels - 5.9%
Chevron Corp.	10,170	1,209,620
Devon Energy Corp.	45,025	1,217,026
EOG Resources, Inc.	8,500	878,135
Exxon Mobil Corp.	38,070	3,026,565
Noble Energy, Inc.	37,400	887,876

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Shares	Value
COMMON STOCKS (continued)

Financials - 15.2%		$18,459,562
Banks - 9.5%
Bank of America Corp.	97,500	2,769,000
CIT Group Inc.	32,275	1,498,528
Citigroup Inc.	37,530	2,431,569
JPMorgan Chase & Co.	22,955	2,552,366
PNC Financial Services Group, Inc.	6,795	922,625
SunTrust Banks, Inc.	10,450	655,111
Zions Bancorporation, N.A.	14,525	706,787
Capital Markets - 4.2%
Northern Trust Corp.	18,635	1,849,151
State Street Corp.	30,225	2,207,029
The Goldman Sachs Group, Inc.	5,550	1,058,330
Consumer Finance - 0.5%
Discover Financial Services	8,820	628,866
Insurance - 1.0%
Fidelity National Financial, Inc.	35,125	1,180,200

Health Care - 20.4%		24,744,034
Biotechnology - 6.8%
AbbVie Inc.	21,525	2,029,162
Amgen Inc.	5,975	1,244,294
Celgene Corp. (a)	32,875	2,374,232
Exact Sciences Corp. (a)	29,500	2,300,410
MiMedx Group Inc. (a)	89,500	269,395
Health Care Equipment & Supplies - 1.3%
Abbott Laboratories	21,000	1,555,050
Health Care Providers & Services - 8.3%
Cigna Corp.	6,000	1,340,280
CVS Health Corp.	26,800	2,149,360
Hanger, Inc. (a)	139,475	2,793,684
HCA Healthcare, Inc.	9,800	1,411,102
McKesson Corp.	18,960	2,360,520
Pharmaceuticals - 4.0%
Johnson & Johnson	8,410	1,235,429
Merck & Co., Inc.	15,500	1,229,770
Pfizer Inc.	53,025	2,451,346

Industrials - 8.5%		10,492,593
Air Freight & Logistics - 1.3%
FedEx Corp.	6,975	1,597,275
Airlines - 0.8%
Delta Air Lines, Inc.	17,000	1,032,070
Building Products - 3.3%
Johnson Controls Int’l. PLC	55,741	1,938,672
Masco Corp.	67,075	2,125,607

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Shares	Value
COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment - 0.9%
ABB Ltd. ADR	54,175	$1,098,669
Industrial Conglomerates - 1.4%
General Electric Co.	233,025	1,747,687
Trading Companies & Distributors - 0.8%
HD Supply Holdings, Inc. (a)	23,875	952,613

Information Technology - 21.4%		26,078,408
Communications Equipment - 3.4%
Cisco Systems, Inc.	52,260	2,501,686
Lumentum Holdings Inc. (a)	13,700	609,239
Viavi Solutions Inc. (a)	105,735	1,072,153
Electronic Equipment, Instruments & Components - 2.0%
Corning Inc.	48,925	1,576,363
II-VI Inc. (a)	16,500	617,430
Maxwell Technologies, Inc. (a)	93,997	235,932
IT Services - 3.0%
Alliance Data Systems Corp.	10,750	2,153,870
PayPal Holdings, Inc. (a)	10,570	907,012
Visa Inc. Class A	4,300	609,353
Semiconductors & Semiconductor Equipment - 6.8%
Infineon Technologies A.G. ADR	87,050	1,845,460
Intel Corp.	31,600	1,558,196
Maxim Integrated Products, Inc.	24,755	1,384,300
NXP Semiconductors N.V.	16,000	1,333,920
Qualcomm Inc.	37,330	2,174,846
Software - 4.7%
Microsoft Corp.	32,801	3,637,303
Oracle Corp.	42,475	2,071,081
Technology Hardware, Storage & Peripherals - 1.5%
Apple Inc.	10,025	1,790,264

Materials - 1.4%		1,655,481
Metals & Mining - 1.4%
Freeport-McMoRan Inc.	138,650	1,655,481

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Shares	Value
SHORT-TERM INVESTMENTS - 0.1%		$100,000
(COST $100,000)

Money Market Funds - 0.1%		100,000
First American Gov’t. Obligations Fund Class X, 2.131% (b)	100,000	100,000

TOTAL INVESTMENTS - 99.8% (COST $126,180,464)		121,474,631

NET OTHER ASSETS AND LIABILITIES - 0.2%		242,420

NET ASSETS - 100.0%		$121,717,051

(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2018.

Abbreviations:
ADR	American Depositary Receipt
A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2018

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA

Performance
The MidCap Fund produced a total return of -5.85% for the fiscal year ended November 30, 2018, as compared to its benchmark, the Russell Midcap Index, which returned 1.89%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/18
	1 Year	3 Year	5 Year	10 Year
Thompson MidCap Fund	-5.85%	7.14%	5.47%	14.62%
Russell Midcap Index	1.89%	9.84%	9.14%	15.71%

Gross Expense Ratio as of 03/31/18 was 1.44%.
Net Expense Ratio after reimbursement as of 03/31/18 was 1.15%.*

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2020, so that the annual operating expenses of the Fund do not exceed 1.15% of its average daily net assets. Net expense ratios are current as of the most recent Prospectus and are applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. “FTSE®” and “Russell®” are trademarks of the London Stock Exchange Group.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2018

Management Commentary

The Fund’s lag for the fiscal year was primarily driven by underperformance in the Consumer Discretionary, Information Technology and Financials sectors. Historically, the Fund’s “big losers” from an individual security perspective have tended to be offset by its “big winners” over time. While we did benefit this fiscal year from some outsized performers like Hanger and Exact Sciences, we didn’t have enough of them to offset big losers like REV Group and Accelerate Diagnostics. In the long run, we would expect our batting average at each extreme typically to be more balanced, as it has been in the past. We believe that the larger reason for the Fund’s divergence from its benchmark is more likely related to an increase in investor uncertainty with respect to the future economic growth prospects of the U.S. economy.

For example, the Fund’s investments in the Financials sector lagged those of its benchmark by -1.05% during the period. There were no “big losers” in this sector among the stocks held by the Fund. The problem was instead that the Fund favored banks over other financial companies, and bank stocks have not recently kept up with our perception of their underlying economic performance. Additionally, investments in other sectors that benefit from housing turnover also underperformed. While the housing sector has shown signs of slowing, we believe it’s premature to infer that a sharp downturn is imminent, though stock performance would suggest otherwise. Many other pro-cyclical industries are performing poorly, as well.

Investor enthusiasm driven by tax cuts seems to have been replaced by anxiety related to Federal Reserve interest rate policy and the potential for a trade war with China. While trade policy is important, we do believe that investors have potentially been overreacting. Many investors tend to fight the last battle, which in this case means selling the financial-and housing-related stocks that were central to the Great Recession. Today we believe bank balance sheets are on the whole as strong as ever, and that the housing sector is actually likely undersupplied. Whatever problem emerges as the source of the next bear market, we believe it will be somewhere else.

The potential for a recession increases when the benefits from recent tax cuts wear off in the second half of 2019. For now, we believe the odds of a material slowdown are still low. However, an exogenous event or policy error (such as a trade war) could change this outlook. While we have still maintained a slightly pro-cyclical tilt in the Fund, we will continue to take these factors into account as they relate to the fundamental prospects of the companies in which we invest, and make adjustments to the portfolio as our outlook changes.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have more limited liquidity and greater volatility than large-capitalization companies. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, and tax and other laws. A real estate investment trust’s (REIT’s) share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 12 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the Fund’s future returns.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2018

Sector Weightings at 11/30/18
% of Total Investments

Top 10 Equity Holdings at 11/30/18
		% of Fund’s
Company	Industry	Net Assets
Hanger, Inc.	Health Care Providers & Services	3.94%
Newell Brands, Inc.	Household Durables	2.40%
Alliance Data Systems Corp.	IT Services	2.17%
Exact Sciences Corp.	Biotechnology	2.13%
CIT Group Inc.	Banks	2.11%
Northern Trust Corp.	Capital Markets	1.92%
Masco Corp.	Building Products	1.83%
First Horizon National Corp.	Banks	1.82%
Associated Banc-Corp	Banks	1.77%
LKQ Corp.	Distributors	1.77%

As of November 30, 2018, 100.0%, of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS
November 30, 2018

	Shares	Value
COMMON STOCKS - 100.0%		$45,008,308
(COST $42,218,838)

Communication Services - 0.4%		198,503
Entertainment - 0.4%
Take-Two Interactive Software, Inc. (a)	1,810	198,503

Consumer Discretionary - 19.1%		8,598,912
Automobiles - 1.1%
Harley-Davidson, Inc.	11,875	502,194
Distributors - 1.8%
LKQ Corp. (a)	28,645	797,477
Hotels, Restaurants & Leisure - 0.7%
Extended Stay America, Inc.	17,800	323,960
Household Durables - 5.7%
D.R. Horton, Inc.	12,325	458,737
Newell Brands, Inc.	46,231	1,081,805
PulteGroup Inc.	20,075	532,389
TopBuild Corp. (a)	9,640	491,158
Leisure Products - 2.2%
Brunswick Corp.	10,675	566,202
Mattel, Inc. (a)	31,550	438,545
Specialty Retail - 4.3%
Bed Bath & Beyond Inc.	38,250	492,660
Lumber Liquidators Holdings, Inc. (a)	47,475	599,609
Party City Holdco Inc. (a)	43,000	513,850
Urban Outfitters, Inc. (a)	8,375	319,004
Textiles, Apparel & Luxury Goods - 3.3%
Hanesbrands, Inc.	49,365	785,397
Skechers U.S.A., Inc. Class A (a)	25,775	695,925

Consumer Staples - 3.4%		1,546,070
Beverages - 1.4%
Molson Coors Brewing Co. Class B	9,575	629,748
Food Products - 2.0%
The Hain Celestial Group, Inc. (a)	14,075	291,352
The J. M. Smucker Co.	5,980	624,970

Energy - 5.1%		2,276,835
Energy Equipment & Services - 1.4%
Helmerich & Payne, Inc.	3,510	212,706
TechnipFMC PLC	17,125	395,416
Oil, Gas & Consumable Fuels - 3.7%
Cameco Corp.	19,750	234,630
Devon Energy Corp.	10,250	277,058
Noble Energy, Inc.	26,675	633,265
Pioneer Natural Resources Co.	1,475	217,931
Southwestern Energy Co. (a)	63,450	305,829

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Shares	Value
COMMON STOCKS (continued)

Financials - 17.5%		$7,862,370
Banks - 9.1%
Associated Banc-Corp	34,443	798,044
CIT Group Inc.	20,480	950,886
First Horizon National Corp.	49,645	818,646
Regions Financial Corp.	16,035	263,776
SunTrust Banks, Inc.	8,520	534,119
Zions Bancorporation, N.A.	14,635	712,139
Capital Markets - 4.0%
Eaton Vance Corp.	12,470	507,903
Northern Trust Corp.	8,730	866,278
State Street Corp.	5,975	436,295
Consumer Finance - 1.2%
Discover Financial Services	7,404	527,905
Insurance - 2.1%
Fidelity National Financial, Inc.	17,525	588,840
Unum Group	9,580	344,018
Thrifts & Mortgage Finance - 1.1%
Flagstar Bancorp, Inc. (a)	15,825	513,521

Health Care - 15.9%		7,170,067
Biotechnology - 3.2%
Exact Sciences Corp. (a)	12,300	959,154
MiMedx Group Inc. (a)	92,375	278,049
Xencor, Inc. (a)	4,800	201,648
Health Care Equipment & Supplies - 1.2%
Hologic, Inc. (a)	12,425	551,794
Health Care Providers & Services - 8.3%
Acadia Healthcare Co., Inc. (a)	15,675	532,480
Hanger, Inc. (a)	88,594	1,774,538
Henry Schein, Inc. (a)	3,575	318,890
McKesson Corp.	2,665	331,792
Patterson Cos., Inc.	10,980	278,563
Premier, Inc. Class A (a)	13,075	518,554
Life Sciences Tools & Services - 1.5%
Accelerate Diagnostics, Inc. (a)	44,500	657,265
Pharmaceuticals - 1.7%
Jazz Pharmaceuticals PLC (a)	5,075	767,340

Industrials - 12.0%		5,415,932
Building Products - 2.8%
A.O. Smith Corp.	9,700	459,586
Masco Corp.	25,950	822,356
Commercial Services & Supplies - 0.5%
Hudson Technologies, Inc. (a)	225,325	245,604
Electrical Equipment - 1.2%
Regal Beloit Corp.	7,030	549,605

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Shares	Value
COMMON STOCKS (continued)

Industrials (continued)
Machinery - 5.9%
Ingersoll-Rand PLC	5,625	$582,300
Kornit Digital Ltd. (a)	14,250	328,035
Mueller Water Products, Inc. Class A	30,525	321,428
REV Group, Inc.	40,050	488,610
SPX Corp. (a)	7,650	226,287
SPX Flow, Inc. (a)	18,515	694,868
Trading Companies & Distributors - 1.6%
HD Supply Holdings, Inc. (a)	17,475	697,253

Information Technology - 16.6%		7,422,035
Communications Equipment - 2.1%
Lumentum Holdings Inc. (a)	8,000	355,760
Viavi Solutions Inc. (a)	56,231	570,182
Electronic Equipment, Instruments & Components - 1.6%
II-VI Inc. (a)	15,400	576,268
Maxwell Technologies, Inc. (a)	49,997	125,492
IT Services - 3.6%
Alliance Data Systems Corp.	4,870	975,753
Black Knight, Inc. (a)	6,735	305,365
Fiserv, Inc. (a)	4,138	327,440
Semiconductors & Semiconductor Equipment - 6.3%
Cypress Semiconductor Corp.	34,500	479,550
Infineon Technologies A.G. ADR	29,225	619,570
Marvell Technology Group Ltd.	34,304	552,637
Maxim Integrated Products, Inc.	8,066	451,051
NXP Semiconductors N.V.	9,000	750,330
Technology Hardware, Storage & Peripherals - 3.0%
CPI Card Group Inc. (a)	150,397	458,711
Electronics for Imaging, Inc. (a)	23,050	638,024
Pure Storage, Inc. Class A (a)	12,475	235,902

Materials - 4.6%		2,051,445
Chemicals - 1.3%
Ecolab Inc.	2,105	337,831
Int’l. Flavors & Fragrances Inc.	1,535	217,402
Containers & Packaging - 1.6%
AptarGroup, Inc.	2,100	218,505
Crown Holdings, Inc. (a)	10,000	512,800
Metals & Mining - 1.7%
Freeport-McMoRan Inc.	54,670	652,760
Lundin Mining Corp.	25,900	112,147

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Shares	Value
COMMON STOCKS (continued)

Real Estate - 4.2%		$1,913,724
Equity Real Estate Investment - 3.2%
DiamondRock Hospitality Co.	42,600	449,004
Host Hotels & Resorts Inc.	23,335	443,365
Kimco Realty Corp.	34,550	564,893
Real Estate Management & Development - 1.0%
Realogy Holdings Corp.	23,700	456,462

Utilities - 1.2%		552,415
Electric Utilities - 0.5%
Xcel Energy, Inc.	4,350	228,158
Multi-Utilities - 0.7%
MDU Resources Group, Inc.	12,250	324,257

SHORT-TERM INVESTMENTS - 0.0%^		3,925
(COST $3,925)

Money Market Funds - 0.0%^		3,925
First American Gov’t. Obligations Fund Class X, 2.131% (b)	3,925	3,925

TOTAL INVESTMENTS - 100.0% (COST $42,222,763)		45,012,233

NET OTHER ASSETS AND LIABILITIES - 0.0%^		16,983

NET ASSETS - 100.0%		$45,029,216

(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2018.
^	Rounds to 0.0%.

Abbreviations:
ADR	American Depositary Receipt
A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2018

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA

Performance

The Bond Fund produced a total return of 2.37% for the fiscal year ended November 30, 2018, as compared to its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-5 Year Index, which returned 0.36%, and as compared to the Bloomberg Barclays U.S. Credit 1-5 Year Index, which returned 0.31%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/18
	1 Year	3 Year	5 Year	10 Year
Thompson Bond Fund	2.37%	4.98%	2.98%	6.46%
Bloomberg Barclays U.S. Gov’t./Credit 1-5 Year Index	0.36%	0.98%	1.03%	2.16%
Bloomberg Barclays U.S. Credit 1-5 Year Index	0.31%	1.58%	1.55%	3.88%

Gross Expense Ratio as of 03/31/18 was 0.71%.	30-Day SEC Yield as of 11/30/18 was 3.72%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may have been in effect. In the absence of such waivers, total return would have been reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Bloomberg Barclays U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Bloomberg Barclays U.S. Credit 1-5 Year Index is a market-value-weighted index which includes virtually every major investment-grade rated corporate bond with 1-5 years remaining until maturity that serves as a supplementary benchmark. You cannot directly invest in an index.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. Barclays® is a trademark and service mark of Barclays Bank PLC.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2018

Management Commentary

The fiscal year was a difficult one for many fixed income strategies. Five year or less Treasury yields rose between 67 and 118 basis points depending on the maturity, depressing overall returns as prices fell to compensate. Corporate bonds weren’t much better, as spreads widened by 42 basis points on 10-year BBB-rated securities during the period, countering much of the extra income that an investor would normally expect to receive by holding the riskier asset class. As a result, the Fund’s primary and supplementary benchmarks were only able to eke out small gains for the year after spending most of the fiscal year before early August in negative territory. So while the Fund’s 2.37% return for the fiscal year may not be the largest annual return generated for shareholders over the past decade, it’s one that we are particularly proud of given the circumstances.

During the fiscal year, the Fund’s corporate bond overweight coupled with an allocation to asset-backed and commercial mortgage bonds gave the Fund extra income relative to its benchmarks. While these positions were an important component of the Fund’s outperformance, merely concluding that the corporate position was the dominant factor behind the Fund’s performance does not tell the full story. After all, absent extraordinary issue selection, a corporate overweight coupled with a duration of 2-3 years would likely have generated performance somewhat similar to the 0.31% return of the Bloomberg Barclays U.S. Credit 1-5 Year Index.

The key in our opinion to the Fund’s relative success during the period was instead a combination of the shape of the yield curve coupled with a low Fund duration. Because the yield curve for non-government bonds was relatively flat, we were able to buy bonds in the 1-2 year maturity timeframe and earn income that was only modestly below yields available on longer-maturity bonds. At the same time, the short duration helped to reduce both interest-rate and spread-widening risk that hurt many of our peers and the benchmarks. This is because the change in price of a corporate bond from wider spreads is roughly equal to the combination of the change in the spread times the duration of said bond. By keeping the duration small, we were able to reduce the overall impact of a given change in spreads.

Looking forward, we like how the Fund is positioned. The SEC yield of the Fund as of the end of the fiscal year was 3.72%, suggesting that the Fund’s holdings are likely to provide a competitive return for shareholders going forward. We continue to find bargains in the 1-2 year space and see little reason at this time to purchase longer maturities except for the occasional exceptional bond. At some point it very likely will make sense to extend, once the yield curve is steeper than today, either due to long-term rates having risen or because the Federal Reserve has begun a rate-cutting cycle to fight a recession. If we were to extend we would probably concurrently increase the Fund’s allocation to government securities in an effort to reduce the portfolio’s credit risk. However, neither scenario appears imminent to us. Thus, as we look ahead to the next fiscal year we will likely continue with the strategy that served us so well over the past year.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Investments in bonds of foreign issuers involve greater volatility, political and economic risks, and differences in accounting methods. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the Schedule of Investments on page 19 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Basis Points is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield is the income earned from a bond, which takes into account the sum of the interest payment, the redemption value at the bond’s maturity, and the initial purchase price of the bond.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Credit Ratings are provided by Standard & Poor’s, who assign a rating based on their analysis of the issuer’s creditworthiness. The highest rating given is AAA and the lowest is C.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2018

The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted. Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. The highest rating assigned by Moody’s is AAA and the lowest is C.

Although the makeup of the Bond Fund’s portfolio is constantly changing, as of November 30, 2018, 74.60% of the Fund’s portfolio was invested in corporate bonds. Due to prevailing market conditions, the composition of the Fund’s portfolio as of that date was consistent with the composition of the Fund’s portfolio over the past 5 years. In addition, as of that date 64.91% of the Fund’s portfolio was invested in securities rated BBB by Standard & Poor’s, while an additional 4.09% of the Fund’s portfolio was rated below investment-grade and 16.67% of the Fund’s portfolio was not rated by Standard & Poor’s. For portfolio information current as of the most recent quarter-end, please call 1-800-999-0887 or visit our website at www.thompsonim.com. Compared to a portfolio that is more evenly allocated between government and corporate bonds, a portfolio that is heavily allocated to corporate bonds may provide higher returns but is also subject to greater levels of credit and liquidity risk and to greater price fluctuations. A portfolio that is significantly allocated to bonds having lower and below-investment-grade ratings may also be subject to greater levels of credit and liquidity risk and experience greater price fluctuations than a portfolio comprised of higher-rated investment-grade bonds.

Asset Allocation at 11/30/18
(Includes cash equivalents)
% of Total Investments
Corporate Bonds	74.60%
Asset-Backed Securities	11.00%
U.S. Government & Agency Securities	5.25%
Commercial Mortgage-Backed Securities	3.55%
Taxable Municipal Bonds	3.09%
Sovereign Bonds	1.52%
Commercial Paper	0.68%
Tax-Exempt Municipal Bonds	0.17%
U.S. Government Agency Mortgage-Backed Securities	0.07%
Residential Mortgage-Backed Securities	0.07%
100.00%

Quality Composition at 11/30/18^
(Includes cash equivalents)
% of Total Investments
U.S. Government & Agency Issues	5.32%
AAA	0.47%
AA	1.65%
A	12.30%
BBB	73.46%
BB and Below	6.47%
Not Rated	0.33%
100.00%

^	The Bond Fund’s quality composition is calculated using ratings from Standard & Poor’s. If Standard & Poor’s does not rate a holding then Moody’s is used. If Standard & Poor’s and Moody’s do not rate a holding then Fitch is used. For certain securities that are not rated by any of these three agencies, credit ratings from other Nationally Recognized Statistical Credit Rating Organizations (NRSRO) agencies may be used. Not rated category includes holdings that are not rated by any NRSRO. All ratings are as of 11/30/18.

Top 10 Bond Holdings by Issuer at 11/30/18
% of Fund’s Net Assets
XL Group PLC	2.20%
MBIA Inc.	1.98%
Barclays PLC	1.93%
County of Racine WI Anticipation Notes	1.71%
Fannie Mae	1.70%
Ford Motor Credit Co. LLC	1.67%
General Electric Co.	1.41%
Becton Dickinson and Co.	1.30%
First Tennessee Bank N.A.	1.23%
Federal Home Loan Banks	1.21%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS - 97.6%				$3,569,807,362
(COST $3,629,856,593)

Asset-Backed Securities - 10.9%				398,358,070
Air Canada, Series 2013-1B (h)	5.375	11/15/22	7,795,721	7,941,890
Air Canada, Series 2015-1B (h)	3.875	09/15/24	1,944,723	1,898,574
Air Canada, Series 2015-2B (h)	5.000	06/15/25	4,668,520	4,715,206
Airspeed Ltd., Series 2007-1A G1 (1 month LIBOR + 0.270%,
floor 0.000%) (c)(h)	2.577	06/15/32	2,528,344	2,428,910
America West Airlines, Series 1999-1	7.930	07/02/20	1,632,290	1,638,983
America West Airlines, Series 2000-1	8.057	01/02/22	18,936	19,958
America West Airlines, Series 2001-1	7.100	10/02/22	3,296,396	3,436,492
American Airlines, Series 2013-2 A	4.950	07/15/24	431,826	440,985
American Airlines, Series 2015-1 B	3.700	11/01/24	2,733,715	2,655,257
American Airlines, Series 2015-2 B	4.400	03/22/25	5,123,666	5,065,256
Applebee’s Funding LLC / IHOP Funding LLC, Series 2014-1 A2 (h)	4.277	09/05/44	39,658,410	39,196,405
British Airways PLC, Series 2013-1 B (h)	5.625	12/20/21	14,721,505	14,958,521
British Airways PLC, Series 2013-1 B (h)	5.625	12/20/21	30,663	31,156
Business Jet Securities, LLC, Series 2018-1 A (h)	4.335	02/15/33	7,251,485	7,240,540
Business Jet Securities, LLC, Series 2018-1 B (h)	6.048	02/15/33	1,044,138	1,068,583
Cajun Global LLC, Series 2017-1A A2 (h)	6.500	08/20/47	9,550,000	9,726,484
CAL Funding II Ltd., Series 2012-1A A (h)	3.470	10/25/27	1,094,708	1,081,779
CAL Funding II Ltd., Series 2013-1A A (h)	3.350	03/27/28	2,812,333	2,779,520
Castle Aircraft Securitization Trust, Series 2015-1A A (h)	4.703	12/15/40	775,845	779,678
Continental Airlines, Series 1999-2 A-1	7.256	09/15/21	12,059	12,293
Continental Airlines, Series 1999-2 C	6.236	09/15/21	391,930	397,809
Continental Airlines, Series 2010-1 B	6.000	07/12/20	1,368,485	1,372,317
Continental Airlines, Series 2012-1 B	6.250	10/11/21	4,498,622	4,597,592
Continental Airlines, Series 2012-2 B	5.500	04/29/22	7,343,535	7,490,406
Cronos Containers Program I Ltd., Series 2013-1A A (h)	3.080	04/18/28	5,341,958	5,256,519
Cronos Containers Program I Ltd., Series 2014-1A A (h)	3.040	08/18/29	1,046,729	1,027,938
Delta Air Lines, Series 2007-1 B	8.021	02/10/24	1,648,290	1,804,927
Delta Air Lines, Series 2012-1B (h)	6.875	11/07/20	456,139	462,525
Doric Nimrod Air Alpha, Series 2013-1 B (h)	6.125	11/30/21	9,304,892	9,444,465
Doric Nimrod Air Alpha, Series 2013-1 B (h)	6.125	11/30/21	1,516,165	1,538,907
Doric Nimrod Air Finance Alpha Ltd., Series 2012-1 B (h)	6.500	05/30/21	2,338,501	2,352,422
ECAF I Ltd., Series 2015-1A A2 (h)	4.947	06/15/40	3,864,053	3,941,379
ECAF I Ltd., Series 2015-1A B1 (h)	5.802	06/15/40	19,081,000	19,021,274
Element Rail Leasing LLC, Series 2014-1A B1 (h)	4.406	04/19/44	10,158,750	10,123,544
Element Rail Leasing LLC, Series 2015-1A B1 (h)	4.175	02/19/45	16,917,000	16,341,282
EngenCap ABS Trust, Series 2016-1 A (h)	3.670	12/21/26	23,281,248	22,466,404
FPL Energy Caithness Funding Corp. (h)	7.645	12/31/18	964,237	966,647
FRS LLC, Series 2013-1A B (h)	3.960	04/15/43	1,594,874	1,588,580
Global Container Assets Ltd., Series 2015-1A A1 (h)	2.100	02/05/30	589,048	587,859
Global SC Finance II SRL (SEACO), Series 2013-1A A (h)	2.980	04/17/28	7,950,000	7,780,617
Global SC Finance II SRL (SEACO), Series 2014-1A A1 (h)	3.190	07/17/29	4,624,000	4,522,566
Harley Marine Financing LLC, Series 2018-1A A2 (h)	5.682	05/15/43	14,775,000	13,736,318
HP Communities LLC (h)	5.320	03/15/23	271,471	277,309
Icon Brand Holdings LLC, Series 2012-1A A (h)	4.229	01/25/43	8,229,185	7,419,891
Latam Airlines Group, Series 2015-1 B	4.500	08/15/25	4,285,412	4,107,568
Merlin Aviation Holdings D.A.C., Series 2016-1 A (h)	4.500	12/15/32	12,146,813	12,246,652

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Asset-Backed Securities (continued)
Merlin Aviation Holdings D.A.C., Series 2016-1 B (h)	6.500	12/15/32	1,333,735	$1,346,679
METAL LLC, Series 2017-1 A (h)	4.581	10/15/42	13,541,324	13,468,603
METAL LLC, Series 2017-1 B (h)	6.500	10/15/42	20,763,364	21,085,661
Northwest Airlines, Series 1999-2 A	7.575	09/01/20	102,082	103,103
Northwest Airlines, Series 2000-1 G (d)	7.150	04/01/21	6,721	6,709
Northwest Airlines, Series 2002-1 G-2	6.264	05/20/23	1,051,671	1,069,654
Prudential Securities Structured Assets, Inc., Series 1998-1 A
(1 month LIBOR + 0.420%, floor 0.000%) (c)(h)	2.727	03/02/25	10,548,703	9,849,851
SBA Tower Trust, Series 2014-1A C (h)	2.898	10/15/44	1,301,000	1,295,842
Spirit Master Funding, LLC, Series 2014-2A A (h)	5.760	03/20/41	16,716,601	17,148,576
Spirit Master Funding, LLC, Series 2014-4A A1 (h)	3.501	01/20/45	4,853,256	4,821,567
Spirit Master Funding, LLC, Series 2017-1A B (h)	5.490	12/20/47	5,000,000	5,033,944
TAL Advantage V LLC, Series 2014-1A B (h)	4.100	02/22/39	2,939,998	2,898,214
TAL Advantage V LLC, Series 2014-2A A2 (h)	3.330	05/20/39	2,245,833	2,226,628
Textainer Marine Containers V Ltd., Series 2017-1A B (h)	4.850	05/20/42	1,629,784	1,613,595
TGIF Funding LLC, Series 2017-1A A2 (h)	6.202	04/30/47	29,100,000	29,048,493
United Air Lines, Series 2013-1 B	5.375	02/15/23	1,582,681	1,609,794
US Airways, Series 1999-1 A	8.360	07/20/20	3,551	3,587
US Airways, Series 2001-1 G	7.076	09/20/22	360,531	377,404
US Airways, Series 2012-1 B	8.000	04/01/21	16,677,556	17,206,735
US Airways, Series 2013-1B	5.375	05/15/23	76,850	78,751
Virgin Australia Trust, Series 2013-1 A (h)	5.000	04/23/25	73,348	74,493

Commercial Mortgage-Backed Securities - 3.4%				128,383,280
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1 D
(1 month LIBOR + 2.750%, floor 2.750%) (c)(h)	5.057	06/15/31	12,000,000	11,970,865
COMM Mortgage Trust, Series 2012-CR1 D (c)(h)	5.321	05/15/45	4,774,000	4,752,311
COMM Mortgage Trust, Series 2012-CR3 E (c)(h)	4.753	10/15/45	5,000,000	4,477,291
COMM Mortgage Trust, Series 2013-CR9 D (c)(h)	4.257	07/10/45	4,898,000	4,141,335
COMM Mortgage Trust, Series 2014-CC17 D (c)(h)	4.801	05/10/47	5,210,000	4,901,947
GS Mortgage Securities Trust, Series 2010-C1 E (h)	4.000	08/10/43	17,741,000	16,872,417
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20 D (c)(h)	4.571	07/15/47	5,000,000	4,408,782
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2014-C22 D (c)(h)	4.558	09/15/47	4,966,000	4,191,696
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C18 D (h)	3.389	10/15/47	5,000,000	4,047,264
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22 D (c)(h)	4.237	04/15/48	5,000,000	4,333,549
Morgan Stanley Capital I Trust, Series 2011-C2 D (c)(h)	5.485	06/15/44	1,000,000	990,796
OBP Depositor LLC Trust, Series 2010-OBP A (h)	4.646	07/15/45	8,939,000	9,064,324
Palisades Center Trust, Series 2016-PLSD B (h)	3.357	04/13/33	4,500,000	4,426,794
TRU Trust, Series 2016-1 A (1 month LIBOR + 2.250%,
floor 1.750%) (c)(h)	4.557	11/15/30	5,631,561	5,632,065
TRU Trust, Series 2016-1 B (1 month LIBOR + 3.150%,
floor 2.750%) (c)(h)	5.457	11/15/30	14,600,000	14,618,507
TRU Trust, Series 2016-1 C (1 month LIBOR + 4.000%,
floor 4.000%) (c)(h)	6.307	11/15/30	14,575,000	14,353,313

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Commercial Mortgage-Backed Securities (continued)
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4 D (c)(h)	4.481	12/10/45	5,000,000	$4,621,427
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16 D (h)	3.938	08/15/50	7,072,000	5,789,143
WFRBS Commercial Mortgage Trust, Series 2011-C4 E (c)(h)	5.231	06/15/44	5,000,000	4,789,454

Corporate Bonds - 73.9%				2,700,701,782
Actavis Funding SCS	2.450	06/15/19	6,259,000	6,240,226
Acuity Brands Lighting, Inc.	6.000	12/15/19	310,000	317,784
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust	3.750	05/15/19	500,000	500,373
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust	4.625	10/30/20	580,000	583,271
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust	4.500	05/15/21	10,401,000	10,457,694
Aircastle Ltd.	6.250	12/01/19	16,744,000	17,117,758
Aircastle Ltd.	7.625	04/15/20	2,000,000	2,093,603
Aircastle Ltd.	5.125	03/15/21	9,562,000	9,732,506
Aircastle Ltd.	5.500	02/15/22	8,263,000	8,475,349
American Tower Corp.	3.400	02/15/19	2,375,000	2,375,551
Ameriprise Financial, Inc.	7.300	06/28/19	4,640,000	4,745,782
Amphenol Corp.	2.550	01/30/19	1,749,000	1,747,159
AmTrust Financial Services, Inc.	6.125	08/15/23	23,096,000	21,789,923
Anadarko Petroleum Corp.	8.700	03/15/19	2,874,000	2,918,721
Anadarko Petroleum Corp.	6.950	06/15/19	6,830,000	6,940,045
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	6.250	10/15/22	36,112,000	37,014,800
Anheuser-Busch InBev Worldwide Inc.	6.875	11/15/19	990,000	1,021,562
Arbor Realty Trust, Inc.	5.625	05/01/23	12,500,000	12,658,210
ARC Properties Operating Partnership, L.P.	3.000	02/06/19	3,475,000	3,473,251
ArcelorMittal	5.125	06/01/20	2,805,000	2,847,356
Arconic Inc.	6.150	08/15/20	22,236,000	22,901,523
Arconic Inc.	5.400	04/15/21	7,102,000	7,201,428
Arrow Electronics, Inc.	6.000	04/01/20	3,600,000	3,697,425
Associated Banc-Corp	2.750	11/15/19	23,397,000	23,266,802
Assured Guaranty US Holdings Inc. (3 month LIBOR + 2.380%) (c)	4.714	12/15/66	24,129,000	22,681,260
AT&T Inc.	5.800	02/15/19	7,950,000	7,995,077
Australia & New Zealand Banking Group Ltd.	2.250	06/13/19	3,000,000	2,986,621
AutoNation, Inc.	5.500	02/01/20	16,099,000	16,416,123
Avery Dennison Corp.	5.375	04/15/20	1,401,000	1,427,563
Avon Products, Inc. (e)	6.600	03/15/20	500,000	503,750
AXIS Specialty Finance PLC	2.650	04/01/19	5,797,000	5,783,082
Bank of America Corp.	5.490	03/15/19	344,000	346,202
Bank of America Corp. (5.125% to 06/17/19,
then 3 month LIBOR + 3.387%) (c)(g)	5.125	06/17/19	6,753,000	6,719,910
Bank of America Corp.	6.750	08/15/19	150,000	153,371
Bank of America Corp. (5.200% to 06/01/23,
then 3 month LIBOR + 3.135%) (c)(g)	5.200	06/01/23	2,500,000	2,435,000
Bank of America Corp. (4.0 times (USISDA10 - USISDA02 - 0.250%),
floor 0.000%, cap 10.000%) (c)	0.000	11/19/30	671,000	402,600
Bank of the Ozarks, Inc. (5.500% to 07/01/21,
then 3 month LIBOR + 4.425%) (c)	5.500	07/01/26	19,475,000	19,868,356
Barclays Bank PLC (d)	2.250	09/13/19	15,000,000	14,849,992
Barclays Bank PLC (CPI YOY + 1.000%, floor 0.000%) (c)	3.699	03/16/23	4,435,000	4,306,385

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Barclays Bank PLC (3 month LIBOR + 0.650%,
floor 1.650%, cap 6.000%) (c)	3.232	02/05/25	15,000,000	$14,390,074
Barclays Bank PLC (5.0 times (USISDA30 - USISDA05),
floor 0.000%, cap 10.000%) (c)	0.735	04/30/29	2,425,000	1,857,550
Barclays Bank PLC (8.0 times (USISDA30 - USISDA05 - 0.250%),
floor 0.000%, cap 8.000%) (c)	0.000	08/28/29	2,721,000	1,901,968
Barclays PLC	2.750	11/08/19	33,492,000	33,149,645
Barrick (PD) Australia Finance Pty. Ltd.	4.950	01/15/20	420,000	426,660
BCB Bancorp, Inc. (5.625% to 08/01/23,
then 3 month LIBOR + 2.720%) (c)(h)	5.625	08/01/28	8,000,000	7,969,509
Becton Dickinson and Co.	2.133	06/06/19	5,416,000	5,384,629
Becton Dickinson and Co.	2.675	12/15/19	16,919,000	16,777,190
Becton Dickinson and Co. (3 month LIBOR + 1.030%) (c)	3.353	06/06/22	25,355,000	25,296,230
Bemis Co., Inc.	6.800	08/01/19	1,186,000	1,212,422
BGC Partners Inc. (h)	5.375	12/09/19	1,500,000	1,531,355
BGC Partners Inc.	5.375	12/09/19	17,716,000	18,086,318
BHP Billiton Finance USA Ltd. (6.250% to 10/19/20, then USSW5
+4.971% to 10/19/25, +5.221% to 10/19/40, then +5.971%) (c)(h)	6.250	10/19/75	7,951,000	8,176,013
BMW US Capital, LLC (h)	1.850	09/15/21	10,000,000	9,506,406
Boardwalk Pipelines, LP	5.750	09/15/19	2,945,000	2,998,379
BorgWarner, Inc.	8.000	10/01/19	3,907,000	4,060,707
Brambles USA, Inc. (h)	5.350	04/01/20	1,750,000	1,787,232
Braskem Finance Ltd. (h)	5.750	04/15/21	10,000,000	10,260,500
Braskem Finance Ltd. (h)	5.750	04/15/21	21,788,000	22,355,577
British Sky Broadcasting Group plc (h)	2.625	09/16/19	500,000	496,685
Brunswick Corp. (h)	4.625	05/15/21	10,828,000	10,834,214
Buckeye Partners, L.P.	5.500	08/15/19	5,965,000	6,031,168
Buckeye Partners, L.P.	4.875	02/01/21	822,000	833,263
CA, Inc.	5.375	12/01/19	8,606,000	8,735,274
Cabot Corp.	7.420	12/11/18	1,000,000	1,000,667
Cadence BanCorp (h)	4.875	06/28/19	3,500,000	3,500,616
Campbell Soup Co.	4.500	02/15/19	14,325,000	14,356,229
Campbell Soup Co.	8.875	05/01/21	3,750,000	4,130,207
Canadian Oil Sands Ltd. (h)	7.750	05/15/19	990,000	1,006,555
Capital Funding Bancorp, Inc. (h)	6.000	12/01/23	20,000,000	20,123,512
Capital One Bank USA N.A.	2.250	02/13/19	1,250,000	1,247,736
Capital One Bank USA N.A.	8.800	07/15/19	8,907,000	9,192,636
Capital One N.A.	2.400	09/05/19	2,217,000	2,202,475
Capital One N.A.	1.850	09/13/19	19,682,000	19,463,151
Carpenter Technology Corp.	5.200	07/15/21	3,500,000	3,560,955
CBL & Associates LP	5.250	12/01/23	7,075,000	5,872,250
CBL & Associates LP	4.600	10/15/24	5,889,000	4,711,200
Citigroup, Inc.	2.450	01/10/20	1,000,000	989,386
Citigroup, Inc. (4.0 times (USISDA10 - USISDA02 - 0.250%),
floor 0.000%, cap 10.000%) (c)	0.000	11/19/30	727,000	462,954
Citigroup, Inc. (5.0 times (USISDA30 - USISDA05),
floor 0.000%, cap 10.000%) (c)	0.330	12/20/33	1,485,000	971,487
Citizens Bank, N.A.	2.450	12/04/19	10,000,000	9,913,141
Citizens Bank, N.A.	2.250	03/02/20	3,668,000	3,613,567

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Citizens Bank, N.A. (3 month LIBOR + 0.950%) (c)	3.336	03/29/23	10,000,000	$10,011,707
CNH Industrial Capital LLC	3.375	07/15/19	9,221,000	9,186,790
CommonWealth REIT	5.875	09/15/20	6,412,000	6,562,531
Compass Bank	2.750	09/29/19	2,534,000	2,522,082
ConnectOne Bancorp, Inc. (5.200% to 02/01/23,
then 3 month LIBOR + 2.840%) (c)	5.200	02/01/28	1,935,000	1,917,396
Constellation Brands, Inc.	3.875	11/15/19	2,317,000	2,321,183
Continental Resources, Inc.	5.000	09/15/22	15,814,000	15,810,764
Controladora Mabe S.A. de C.V. (h)	7.875	10/28/19	10,000,000	10,450,000
County Bancorp, Inc. (5.875% to 06/01/23,
then 3 month LIBOR + 2.884%) (c)	5.875	06/01/28	7,500,000	7,524,666
CRB Group, Inc. (h)	6.250	06/15/23	5,000,000	5,072,475
Credit Suisse A.G. New York	5.400	01/14/20	18,903,000	19,204,808
CVS Health Corp.	2.250	12/05/18	14,994,000	14,993,743
D.R. Horton, Inc.	3.750	03/01/19	28,856,000	28,849,459
D.R. Horton, Inc.	4.000	02/15/20	271,000	271,298
Delphi Financial Group, Inc.	7.875	01/31/20	3,428,000	3,587,178
Deutsche Bank AG (3 month LIBOR + 1.450%) (c)	3.895	01/18/19	949,000	949,395
Deutsche Bank AG	2.500	02/13/19	12,981,000	12,938,450
Deutsche Bank AG	2.850	05/10/19	20,927,000	20,801,520
Deutsche Bank AG (3 month LIBOR + 1.910%) (c)	4.528	05/10/19	250,000	250,000
Deutsche Bank AG	3.150	01/22/21	250,000	241,081
Deutsche Bank AG	4.250	10/14/21	2,057,000	2,006,599
Deutsche Bank AG	4.250	10/14/21	313,000	305,331
Devon Energy Corp.	2.250	12/15/18	80,000	79,986
Devon Energy Corp.	6.300	01/15/19	172,000	172,493
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (h)	3.480	06/01/19	2,500,000	2,494,621
Digital Realty Trust, L.P.	5.875	02/01/20	304,000	310,511
Discover Bank	8.700	11/18/19	1,681,000	1,758,341
Discover Bank	7.000	04/15/20	4,450,000	4,630,909
Discover Financial Services	10.250	07/15/19	11,309,000	11,749,144
Dominion Gas Holdings, LLC	2.500	12/15/19	9,530,000	9,435,197
Dominion Resources, Inc.	1.875	01/15/19	1,250,000	1,248,088
Dominion Resources, Inc.	2.500	12/01/19	3,400,000	3,366,393
DPL Inc.	6.750	10/01/19	24,151,000	24,452,888
Dr Pepper Snapple Group, Inc.	2.600	01/15/19	5,000,000	4,996,545
Drawbridge Special Opportunities Fund L.P. (h)	5.000	08/01/21	15,000,000	14,969,644
Eagle Bancorp, Inc. (5.000% to 08/01/21,
then 3 month LIBOR + 3.850%) (c)	5.000	08/01/26	6,474,000	6,483,565
Eaton Corp.	6.950	03/20/19	340,000	343,814
Embraer Overseas Ltd.	6.375	01/15/20	13,540,000	13,844,785
Enable Midstream Partners, LP (b)	2.400	05/15/19	11,864,000	11,792,090
Enbridge Energy Partners, L.P.	9.875	03/01/19	3,010,000	3,056,971
Energy Transfer Partners, L.P.	9.700	03/15/19	10,549,000	10,718,172
Energy Transfer Partners, L.P.	9.000	04/15/19	2,817,000	2,874,133
EnLink Midstream Partners, LP	2.700	04/01/19	14,213,000	14,105,682
Enogex LLC (h)	6.250	03/15/20	1,295,000	1,328,806
Ensco PLC	8.000	01/31/24	12,306,000	11,198,460
Enstar Group Ltd.	4.500	03/10/22	25,056,000	25,057,362

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Enterprise Products Operating LLC (3 month LIBOR + 2.7775%) (c)	5.099	06/01/67	8,538,000	$8,025,720
Enterprise Products Operating LLC (5.250% to 08/16/27,
then 3 month LIBOR + 3.033%) (c)	5.250	08/16/77	6,666,000	5,670,147
Everest Reinsurance Holdings Inc. (3 month LIBOR + 2.385%) (c)	5.001	05/01/67	24,386,000	23,166,700
Exelon Generation Co., LLC	5.200	10/01/19	624,000	633,679
Exelon Generation Co., LLC	2.950	01/15/20	8,229,000	8,176,618
Express Scripts, Inc.	7.250	06/15/19	1,022,000	1,042,912
Exxon Mobil Corp. (3 month LIBOR + 0.780%) (c)	3.101	03/01/19	400,000	400,683
Fidelity Federal Bancorp (6.875% to 10/15/23,
then 3 month LIBOR + 3.790%) (c)(h)	6.875	10/15/28	6,500,000	6,584,869
Fifth Third Bancorp (4.900% to 09/30/19,
then 3 month LIBOR + 3.129%) (c)(g)	4.900	09/30/19	31,391,000	30,920,135
First Niagara Financial Group, Inc.	6.750	03/19/20	4,993,000	5,191,394
First Tennessee Bank N.A.	2.950	12/01/19	45,336,000	45,081,268
Flagstar Bancorp, Inc.	6.125	07/15/21	42,360,000	44,058,679
Flex Ltd.	4.625	02/15/20	5,650,000	5,674,556
Flushing Financial Corp. (5.250% to 12/15/21,
then 3 month LIBOR + 3.440%) (c)	5.250	12/15/26	730,000	748,308
FMC Corp.	5.200	12/15/19	5,000,000	5,096,091
Ford Motor Credit Co. LLC	2.375	03/12/19	1,155,000	1,151,672
Ford Motor Credit Co. LLC	2.262	03/28/19	5,562,000	5,540,535
Ford Motor Credit Co. LLC	2.021	05/03/19	1,000,000	993,087
Ford Motor Credit Co. LLC	1.897	08/12/19	15,170,000	14,948,838
Ford Motor Credit Co. LLC	2.597	11/04/19	37,480,000	36,984,449
Ford Motor Credit Co. LLC	2.681	01/09/20	946,000	932,253
Ford Motor Credit Co. LLC	8.125	01/15/20	500,000	520,811
FS Investment Corp.	4.000	07/15/19	4,402,000	4,400,918
GATX Corp.	2.500	03/15/19	11,908,000	11,890,307
GATX Corp.	2.600	03/30/20	3,291,000	3,247,043
General Electric Capital Corp.	5.100	02/15/19	522,000	522,000
General Electric Capital Corp. (3 month LIBOR + 1.000%) (c)	3.436	04/15/23	10,075,000	9,017,125
General Electric Capital Corp. (3 month LIBOR + 0.380%) (c)	2.962	05/05/26	5,148,000	4,191,568
General Electric Co. (5.000% to 01/21/21,
then 3 month LIBOR + 3.330%) (c)(g)	5.000	01/21/21	46,706,000	37,131,270
General Electric Co. / LJ VP Holdings LLC (h)	3.800	06/18/19	750,000	746,025
General Mills, Inc.	5.650	02/15/19	1,940,000	1,948,284
General Motors Financial Co., Inc.	2.400	05/09/19	750,000	746,722
General Motors Financial Co., Inc.	3.150	01/15/20	6,918,000	6,868,394
General Motors Financial Co., Inc.	2.650	04/13/20	5,730,000	5,655,939
Genworth Financial Inc.	7.700	06/15/20	2,918,000	2,969,065
Glencore Funding LLC (h)	2.500	01/15/19	2,146,000	2,143,725
Goldman Sachs Group, Inc.	2.300	12/13/19	5,000,000	4,946,909
Goldman Sachs Group, Inc. (3.000% to 08/31/19, then 4.000%) (d)	3.000	08/31/20	15,000,000	14,707,135
Goldman Sachs Group, Inc. (3 month LIBOR + 1.600%) (c)	4.306	11/29/23	11,736,000	11,861,835
Hainan Airlines Hong Kong Co., Ltd. (h)	3.625	02/07/20	14,737,000	14,636,906
Harley-Davidson Financial Services, Inc. (h)	2.400	09/15/19	1,500,000	1,487,389
Harley-Davidson Financial Services, Inc. (h)	2.150	02/26/20	11,848,000	11,648,795
Harley-Davidson Financial Services, Inc. (h)	2.150	02/26/20	500,000	491,593
HCA Inc.	4.250	10/15/19	1,611,000	1,615,028

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
HCA Inc.	6.500	02/15/20	11,351,000	$11,663,153
Health Care REIT, Inc.	4.125	04/01/19	5,750,000	5,754,054
Hillshire Brands Co.	4.100	09/15/20	1,935,000	1,946,479
Holcim US Finance Sarl & Cie S.C.S. (h)	6.000	12/30/19	1,650,000	1,691,910
Home BancShares Inc. (5.625% to 04/15/22,
then 3 month LIBOR + 3.575%) (c)	5.625	04/15/27	4,950,000	5,051,416
Hughes Satellite Systems Corp.	6.500	06/15/19	9,068,000	9,192,685
Humana Inc.	2.625	10/01/19	3,013,000	3,002,869
Husky Energy Inc.	7.250	12/15/19	10,901,000	11,207,100
Hyundai Capital Services, Inc. (h)	1.625	08/30/19	1,180,000	1,163,183
International Lease Finance Corp.	6.250	05/15/19	1,553,000	1,569,491
International Lease Finance Corp.	4.625	04/15/21	322,000	326,285
Investar Holding Corp. (6.000% to 03/30/22,
then 3 month LIBOR + 3.945%) (c)	6.000	03/30/27	500,000	515,802
INVISTA Finance LLC (h)	4.250	10/15/19	32,165,000	32,071,721
IPALCO Enterprises, Inc.	3.450	07/15/20	865,000	859,748
Jersey Central Power & Light Co.	7.350	02/01/19	500,000	503,538
JM Smucker Co.	2.200	12/06/19	7,500,000	7,393,287
Johnson Controls, Inc.	5.000	03/30/20	1,000,000	1,018,057
JPMorgan Chase & Co. (3 month LIBOR + 3.470%) (c)(g)	5.990	01/30/19	14,903,000	14,958,886
JPMorgan Chase & Co. (5.000% to 07/01/19,
then 3 month LIBOR + 3.320%) (c)(g)	5.000	07/01/19	7,500,000	7,474,500
Juniper Networks, Inc.	3.125	02/26/19	2,200,000	2,200,541
Keysight Technologies, Inc.	3.300	10/30/19	22,001,000	21,960,852
Kinder Morgan Energy Partners, L.P.	2.650	02/01/19	2,231,000	2,227,006
Kinder Morgan Energy Partners, L.P.	9.000	02/01/19	6,179,000	6,234,221
Kinder Morgan Inc.	3.050	12/01/19	15,901,000	15,784,833
Laclede Group, Inc.	2.550	08/15/19	4,695,000	4,657,706
Land O’ Lakes, Inc. (h)	6.000	11/15/22	4,167,000	4,308,326
Life Technologies Corp.	6.000	03/01/20	334,000	343,425
Lincoln National Corp. (3 month LIBOR + 2.3575%) (c)	4.998	05/17/66	25,985,000	22,009,295
Lincoln National Corp. (3 month LIBOR + 2.040%) (c)	4.509	04/20/67	25,070,000	20,682,750
Lloyds Bank PLC (h)	5.800	01/13/20	600,000	614,102
Manufacturers & Traders Trust Co. (1 month LIBOR + 1.215%) (c)	3.552	12/28/20	14,173,000	14,176,762
Manufacturers & Traders Trust Co. (3 month LIBOR + 0.640%) (c)	2.961	12/01/21	1,007,000	999,611
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.	5.500	02/15/23	1,403,000	1,429,087
Marriott Int’l., Inc.	3.000	03/01/19	7,825,000	7,818,496
MBIA Inc.	6.400	08/15/22	75,059,000	72,431,935
Medtronic Global Holdings S.C.A.	1.700	03/28/19	100,000	99,639
Merrill Lynch & Co. (3 month LIBOR + 0.760%) (c)	3.094	09/15/26	3,870,000	3,632,980
Meta Financial Group, Inc. (5.750% to 08/15/21,
then 3 month LIBOR + 4.630%) (c)	5.750	08/15/26	3,200,000	3,279,342
MetLife, Inc. (5.250% to 06/15/20,
then 3 month LIBOR + 3.575%) (c)(g)	5.250	06/15/20	5,490,000	5,468,040
Metropolitan Edison Co.	7.700	01/15/19	1,511,000	1,518,890
Midcontinent Express Pipeline LLC (h)	6.700	09/15/19	22,665,000	22,874,864
Minnwest Corp. (5.875% to 07/15/23,
then 3 month LIBOR + 2.980%) (c)(h)	5.875	07/15/28	6,000,000	6,021,078
Mizuho Bank, Ltd. (h)	2.650	09/25/19	4,545,000	4,530,098

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Molson Coors Brewing Co.	1.900	03/15/19	1,977,000	$1,970,056
Molson Coors Brewing Co.	2.250	03/15/20	17,686,000	17,375,249
Morgan Stanley	2.450	02/01/19	10,000,000	9,988,719
Morgan Stanley (CPI YOY + 2.000%, floor 0.000%, cap 8.000%) (c)	4.699	04/01/21	130,000	129,350
Morgan Stanley (CPI YOY + 2.000%, floor 0.000%, cap 8.000%) (c)	4.699	06/09/23	100,000	98,750
Motiva Enterprises LLC (h)	5.750	01/15/20	1,330,000	1,353,158
MPT Operating Partnership, L.P. / MPT Finance Corp.	6.375	03/01/24	24,820,000	25,688,700
Mylan N.V.	2.500	06/07/19	6,592,000	6,553,770
National Bank of Canada	2.100	12/14/18	19,613,000	19,610,208
NetApp, Inc.	2.000	09/27/19	220,000	217,646
Newell Brands, Inc.	2.600	03/29/19	10,250,000	10,218,956
NexBank Capital, Inc. (5.500% to 03/15/21,
then 3 month LIBOR + 4.355%) (c)(h)	5.500	03/16/26	14,500,000	14,587,282
Noble Holding Int’l. Ltd.	4.625	03/01/21	6,657,000	6,374,078
Nordea Bank AB (h)	2.125	05/29/20	8,150,000	7,989,098
Northpointe Bank (6.875% to 10/01/23,
then 3 month LIBOR + 3.765%) (c)(h)	6.875	10/01/28	5,000,000	5,055,244
Nutrien Ltd.	6.750	01/15/19	3,974,000	3,989,260
Nutrien Ltd.	4.875	03/30/20	4,902,000	4,983,046
NXP B.V. / NXP Funding LLC (h)	4.125	06/15/20	2,000,000	1,997,540
NXP B.V. / NXP Funding LLC (h)	4.125	06/01/21	15,442,000	15,268,278
ONEOK Partners, L.P.	8.625	03/01/19	10,106,000	10,230,933
Pacific Continental Corp. (5.875% to 06/30/21,
then 3 month LIBOR + 4.715%) (c)	5.875	06/30/26	500,000	504,447
Pearson Funding Four PLC (h)	3.750	05/08/22	3,300,000	3,217,318
Penske Truck Leasing Co., L.P. / PTL Finance Corp. (h)	3.050	01/09/20	5,265,000	5,238,742
Pentair Finance S.A.	2.650	12/01/19	6,160,000	6,114,616
Perrigo Finance Unlimited Co.	3.500	03/15/21	900,000	883,871
Pershing Road Development Co., LLC
(3 month LIBOR + 0.400%) (c)(h)	2.721	09/15/22	2,738,000	2,696,930
Pershing Road Development Co., LLC
(3 month LIBOR + 0.400%) (c)(h)	2.734	09/15/22	1,000,000	985,000
Pershing Road Development Co., LLC
(3 month LIBOR + 0.400%) (c)(h)	2.721	09/15/23	3,791,000	3,705,703
Pershing Road Development Co., LLC
(3 month LIBOR + 0.400%) (c)(h)	2.734	09/15/23	1,705,000	1,666,638
Pershing Road Development Co., LLC
(3 month LIBOR + 0.400%) (c)(h)	2.721	09/15/24	3,399,000	3,288,533
Pershing Road Development Co., LLC
(3 month LIBOR + 0.400%) (c)(h)	2.734	09/15/24	1,815,000	1,756,013
Pershing Road Development Co., LLC
(3 month LIBOR + 0.400%) (c)(h)	2.734	09/15/25	1,530,000	1,472,625
Pershing Road Development Co., LLC
(3 month LIBOR + 0.400%) (c)(h)	2.721	09/15/26	865,000	826,075
Phillips 66 (3 month LIBOR + 0.750%) (c)(h)	3.186	04/15/20	18,241,000	18,244,622
Principal Financial Group, Inc. (4.700% to 05/15/20,
then 3 month LIBOR + 3.044%) (c)	4.700	05/15/55	32,000,000	31,040,000
Progress Energy, Inc.	7.050	03/15/19	2,185,000	2,209,325
Prospect Capital Corp.	4.250	06/15/20	500,000	494,032
Protective Life Corp.	7.375	10/15/19	8,311,000	8,595,108

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Public Service Co. of Oklahoma	5.150	12/01/19	7,450,000	$7,597,810
QBE Capital Funding III Ltd. (7.250% to 05/24/21,
then USSW10 + 4.050%) (c)(h)	7.250	05/24/41	1,795,000	1,884,750
Quest Diagnostics Inc.	4.750	01/30/20	3,950,000	4,015,166
QVC Inc.	3.125	04/01/19	19,683,000	19,649,116
R. J. Reynolds Tobacco Co.	8.125	06/23/19	1,875,000	1,919,708
RBB Bancorp (6.500% to 03/31/21,
then 3 month LIBOR + 5.160%) (c)(h)	6.500	03/31/26	2,000,000	2,087,102
RBB Bancorp (6.180% to 12/01/23,
then 3 month LIBOR + 3.150%) (c)(h)	6.180	12/01/28	5,000,000	5,000,728
ReadyCap Holdings, LLC (h)	7.500	02/15/22	26,000,000	26,588,605
Reckson Operating Partnership, L.P.	7.750	03/15/20	874,000	917,554
Reed Elsevier Capital Inc.	8.625	01/15/19	7,648,000	7,692,368
Reinsurance Group of America, Inc.	6.450	11/15/19	4,423,000	4,538,063
Reinsurance Group of America, Inc. (3 month LIBOR + 2.665%) (c)	4.999	12/15/65	33,029,000	32,368,420
Renasant Corp. (5.000% to 09/01/21,
then 3 month LIBOR + 3.840%) (c)	5.000	09/01/26	4,100,000	4,093,131
RenRe North America Holdings Inc.	5.750	03/15/20	3,200,000	3,277,884
Rockies Express Pipeline LLC (h)	5.625	04/15/20	8,985,000	9,074,850
Royal Bank of Canada (6.100% where USISDA10
is greater than or equal to 1.784%) (c)	6.100	08/15/19	2,000,000	2,024,000
Royal Bank of Scotland Group PLC	6.400	10/21/19	1,165,000	1,191,064
RPM Int’l., Inc.	6.125	10/15/19	4,013,000	4,104,198
Ryder System, Inc.	2.350	02/26/19	775,000	773,620
SAIC, Inc.	4.450	12/01/20	13,028,000	13,093,140
Select Income REIT	3.600	02/01/20	16,526,000	16,399,677
Select Income REIT	4.150	02/01/22	10,919,000	10,790,840
Select Income REIT	4.250	05/15/24	6,441,000	6,094,085
Senior Housing Properties Trust	3.250	05/01/19	23,183,000	23,124,378
Senior Housing Properties Trust	6.750	04/15/20	4,824,000	4,937,185
Senior Housing Properties Trust	6.750	12/15/21	7,390,000	7,821,137
SESI LLC	7.125	12/15/21	38,264,000	36,159,480
Shire Acquisitions Investments Ireland DAC	1.900	09/23/19	33,465,000	32,949,573
Silversea Cruise Finance Ltd. (h)	7.250	02/01/25	23,000,000	24,667,500
SLM Corp.	5.190	04/24/19	529,000	527,016
SLM Corp. (d)	6.250	09/15/20	172,000	168,689
SLM Corp. (d)	6.750	12/15/20	306,000	302,026
SLM Corp. (d)	6.750	12/15/20	95,000	93,766
SLM Corp. (d)	8.000	12/15/20	71,000	71,746
SLM Corp.	6.000	06/15/21	261,000	251,954
SLM Corp.	6.150	06/15/21	146,000	141,443
SLM Corp.	7.250	01/25/22	602,000	614,040
Smithfield Foods, Inc. (h)	2.700	01/31/20	9,125,000	8,978,977
Smithfield Foods, Inc. (h)	2.650	10/03/21	4,578,000	4,348,050
Southern National Bancorp of Virginia, Inc. (5.875% to 01/31/22,
then 3 month LIBOR + 3.950%) (c)(h)	5.875	01/31/27	2,000,000	2,048,787
Southern Power Co.	1.950	12/15/19	11,891,000	11,677,982
Southside Bancshares, Inc. (5.500% to 09/30/21,
then 3 month LIBOR + 4.297%) (c)	5.500	09/30/26	980,000	998,064

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Sprint Spectrum Co. LLC (b)(h)	3.360	03/20/23	25,658,250	$25,369,595
Standard Chartered PLC (h)	2.100	08/19/19	16,075,000	15,939,048
Standard Chartered PLC (h)	2.400	09/08/19	11,000,000	10,914,684
Standard Chartered PLC (h)	2.400	09/08/19	3,700,000	3,671,303
Stanley Black & Decker Inc. (5.750% to 12/15/18,
then 3 month LIBOR + 4.304%) (c)	5.750	12/15/53	22,492,000	22,379,540
Steelcase Inc.	6.375	02/15/21	4,000,000	4,170,919
Sumitomo Mitsui Banking Corp. (3 month LIBOR + 0.940%) (c)	3.385	01/18/19	600,000	600,324
Synchrony Financial	2.600	01/15/19	26,975,000	26,943,439
TECO Finance, Inc.	5.150	03/15/20	2,800,000	2,855,457
Textron Inc.	7.250	10/01/19	2,000,000	2,065,032
Toyota Motor Credit Corp. (3 month LIBOR + 0.260%,
floor 0.000%) (c)	2.668	01/09/19	340,000	340,035
TransCanada PipeLines Ltd. (3 month LIBOR + 2.210%) (c)	4.826	05/15/67	19,398,000	16,439,805
Twenty-First Century Fox America, Inc.	6.900	03/01/19	5,728,000	5,781,487
Tyco Electronics Group S.A.	2.375	12/17/18	3,573,000	3,572,321
United Business Media plc (h)	5.750	11/03/20	6,915,000	7,089,918
United Rentals N.A., Inc.	4.625	07/15/23	12,607,000	12,528,206
United Technologies Corp.	8.875	11/15/19	10,000,000	10,540,593
UTB Financial Holding Co. (6.500% to 09/01/23,
then 3 month LIBOR + 3.620%) (c)(h)	6.500	09/01/28	6,000,000	6,094,722
Viacom Inc.	5.625	09/15/19	1,180,000	1,203,445
Viacom Inc.	2.750	12/15/19	280,000	278,494
Walgreen Co.	5.250	01/15/19	2,510,000	2,515,917
Walgreens Boots Alliance, Inc.	2.700	11/18/19	5,732,000	5,688,310
Western Union Co. (3 month LIBOR + 0.800%) (c)	3.453	05/22/19	43,980,000	44,009,278
Weyerhaeuser Co.	7.375	10/01/19	34,000	35,045
Willis North America Inc.	7.000	09/29/19	1,674,000	1,721,785
Worthington Industries, Inc.	6.500	04/15/20	8,000,000	8,248,446
WT Holdings, Inc. (h)	7.000	04/30/23	17,000,000	17,025,500
XL Group PLC (3 month LIBOR + 2.4575%) (c)(g)	4.894	12/31/18	85,311,000	80,298,979

Residential Mortgage-Backed Securities - 0.1%				2,418,580
Hawaii Housing Finance & Development Corp.	2.600	07/01/37	347,892	323,285
Minnesota Housing Finance Agency	2.700	09/01/41	2,252,860	2,095,295

Sovereign Bonds - 1.4%				54,983,005
Bayerische Landesbank (3 month LIBOR + 1.160% where
(USISDA30 - USISDA02) is greater than -0.250%) (c)	3.558	10/02/21	6,000,000	6,106,643
Comision Federal de Electricidad (h)	4.875	05/26/21	5,285,000	5,232,203
Petroleos Mexicanos	8.000	05/03/19	2,871,000	2,905,452
Petroleos Mexicanos	6.000	03/05/20	10,000,000	10,135,500
Petroleos Mexicanos	6.375	02/04/21	14,793,000	14,926,285
Petroleos Mexicanos	3.500	01/30/23	6,025,000	5,427,922
Petroleos Mexicanos	4.875	01/18/24	11,080,000	10,249,000

Taxable Municipal Bonds - 3.1%				111,728,841
California Statewide Communities Development Authority	5.370	06/01/21	425,000	429,917
Casino Reinvestment Development Authority NJ	5.340	06/01/20	3,105,000	3,120,152

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Taxable Municipal Bonds (continued)
City of Berwyn IL General Obligation	3.550	12/01/18	480,000	$480,000
City of Long Beach CA Pension Obligation	5.180	09/01/21	3,180,000	3,286,753
City of Miami FL	6.750	12/01/18	530,000	530,021
City of Newark NJ	3.057	04/01/20	700,000	690,445
County of Cuyahoga OH	5.000	12/01/19	95,000	95,016
County of Ohio WV Special District Excise Tax Revenue	4.000	03/01/19	250,000	250,460
County of Ohio WV Special District Excise Tax Revenue	3.500	03/01/20	495,000	495,010
County of Ohio WV Special District Excise Tax Revenue	4.000	03/01/20	575,000	579,905
County of Racine WI Anticipation Notes	3.050	12/01/20	62,900,000	62,532,664
County of Reeves TX Certs. of Participation	5.625	12/01/18	31,840	31,817
County of Reeves TX Certs. of Participation	6.500	12/01/18	57,714	57,673
County of Reeves TX Certs. of Participation	7.500	12/01/18	8,973	8,966
County of Reeves TX Certs. of Participation	6.750	12/01/19	1,320,000	1,108,840
County of Reeves TX Certs. of Participation	6.125	12/01/20	680,000	523,280
County of Reeves TX Certs. of Participation	6.875	12/01/20	370,000	284,545
County of Reeves TX Certs. of Participation	6.375	12/01/21	45,000	32,974
County of Reeves TX Certs. of Participation	7.000	12/01/21	500,000	366,300
County of Reeves TX Certs. of Participation	7.700	12/01/21	3,340,000	2,478,480
Eastern Illinois University	5.450	04/01/19	515,000	517,261
Eastern Illinois University	5.600	04/01/20	585,000	587,504
Eastern Illinois University	5.700	04/01/21	125,000	125,559
Fannin County TX Public Facility Corp.	5.200	10/01/19	515,000	500,117
Fannin County TX Public Facility Corp.	5.650	10/01/21	825,000	751,385
Florida State Mid-Bay Bridge Authority	3.784	10/01/21	2,800,000	2,784,180
Garza County TX Public Facility Corp.	6.200	10/01/20	855,000	743,098
Guam Gov’t. Business Privilege Tax Revenue	4.383	01/01/22	1,535,000	1,556,475
LL & P Wind Energy, Inc. WA (h)	5.983	12/01/22	8,595,000	8,836,605
New Jersey Economic Development Authority	3.300	06/15/19	1,000,000	999,920
New Jersey Economic Development Authority	3.290	07/01/19	320,000	320,122
New Jersey Sports & Exposition Authority	6.076	03/01/23	415,000	441,236
North Texas Tollway Authority	8.910	02/01/30	535,000	566,223
Pontotoc County OK Educational Facilities Authority	4.119	09/01/23	215,000	216,524
Public Finance Authority WI Student Housing Revenue	4.500	07/01/21	1,110,000	1,098,112
San Luis AZ Facility Development Corp.	5.350	05/01/19	1,240,000	1,217,903
San Luis AZ Facility Development Corp.	5.600	05/01/20	670,000	610,819
San Luis AZ Facility Development Corp.	5.700	05/01/20	850,000	774,911
San Luis AZ Facility Development Corp.	5.800	05/01/21	1,055,000	897,731
San Luis AZ Facility Development Corp.	5.900	05/01/21	980,000	833,902
San Luis AZ Facility Development Corp.	6.100	05/01/22	1,030,000	823,454
San Luis AZ Facility Development Corp.	6.200	05/01/22	1,035,000	827,431
State of Connecticut General Obligation	2.300	01/15/19	1,000,000	999,100
Summit County OH Development Finance Authority	6.250	05/15/26	630,000	632,394
Town of Hamden CT General Obligation	4.000	08/15/19	680,000	682,176
Town of Oyster Bay NY General Obligation	3.800	02/01/20	1,725,000	1,722,119
Town of Oyster Bay NY General Obligation	3.950	02/01/21	890,000	887,686
Utah Infrastructure Agency Telecommunications
Revenue and Refunding	3.500	10/15/23	3,050,000	2,971,676
Willacy County TX Public Facility Corp.	5.600	12/01/18	420,000	420,000

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Tax-Exempt Municipal Bonds - 0.2%				$6,144,806
Casino Reinvestment Development Authority NJ	5.250	06/01/19	5,000,000	5,014,750
Puerto Rico Commonwealth	5.500	07/01/19	130,000	131,977
Puerto Rico Electric Power Authority	5.000	07/01/19	770,000	776,722
Puerto Rico Highways & Transportation Authority	4.125	07/01/19	120,000	120,192
Puerto Rico Municipal Finance Agency	5.250	08/01/19	100,000	101,165

U.S. Government Agency Mortgage-Backed Securities - 0.1%				2,701,625
Fannie Mae REMIC, Series 2013-29 Class AI IO	2.500	04/25/28	6,378,394	449,412
Freddie Mac, Series C9-0241	6.500	12/01/18	165	165
Freddie Mac REMIC, Series 4136 Class IH IO	3.500	09/15/27	8,871,085	804,849
Freddie Mac REMIC, Series 4238 Class NS IO (-1.0 times 1 month
LIBOR + 6.700%, floor 0.000%, cap 6.700%) (c)	4.394	02/15/42	3,807,845	474,448
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-HQ1 M2 (1 month LIBOR + 2.500%, floor 0.000%) (c)	4.815	08/25/24	947,897	949,798
Ginnie Mae, Series 78-2071X	7.000	05/15/33	20,438	22,953

U.S. Government & Agency Securities - 4.5%				164,387,373
Fannie Mae	1.125	12/14/18	302,000	301,895
Fannie Mae	1.050	07/12/19	1,000,000	990,264
Fannie Mae	1.125	07/26/19	500,000	494,959
Fannie Mae	0.875	08/02/19	7,950,000	7,855,872
Fannie Mae	1.350	08/26/19	305,000	302,086
Fannie Mae	1.750	09/12/19	2,680,000	2,660,195
Fannie Mae (f)	0.000	10/09/19	12,140,000	11,854,533
Fannie Mae	1.100	10/17/19	1,412,000	1,392,044
Fannie Mae	1.230	10/17/19	28,663,000	28,289,808
Fannie Mae	1.000	10/24/19	4,035,000	3,972,809
Fannie Mae	1.750	11/26/19	1,564,000	1,548,654
Fannie Mae	1.250	12/30/19	100,000	98,388
Fannie Mae	1.350	12/30/19	100,000	98,469
Fannie Mae	1.375	12/30/19	433,000	426,586
Fannie Mae	1.580	12/30/19	150,000	148,102
Fannie Mae	1.625	01/21/20	1,137,000	1,122,425
Fannie Mae	1.650	01/27/20	550,000	542,975
Federal Farm Credit Banks	1.400	03/27/19	300,000	298,994
Federal Farm Credit Banks	1.030	04/05/19	4,382,000	4,360,664
Federal Farm Credit Banks	1.190	04/22/19	245,000	243,775
Federal Farm Credit Banks	1.180	06/13/19	1,180,000	1,171,361
Federal Farm Credit Banks	1.550	09/27/19	190,000	188,220
Federal Farm Credit Banks	1.140	10/07/19	650,000	641,039
Federal Farm Credit Banks	1.250	10/22/19	975,000	962,305
Federal Farm Credit Banks	1.360	10/28/19	155,000	153,085
Federal Farm Credit Banks	1.160	11/01/19	422,000	415,968
Federal Farm Credit Banks	1.550	11/15/19	1,000,000	988,577
Federal Farm Credit Banks	5.150	11/15/19	103,000	105,276
Federal Farm Credit Banks	1.100	11/18/19	169,000	166,333
Federal Farm Credit Banks	2.390	12/05/19	270,000	268,926
Federal Farm Credit Banks	1.500	12/19/19	233,000	229,824

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

U.S. Government & Agency Securities (continued)
Federal Farm Credit Banks	4.250	01/06/20	146,000	$148,278
Federal Farm Credit Banks	1.520	01/17/20	440,000	433,838
Federal Home Loan Banks	1.750	12/14/18	1,925,000	1,924,671
Federal Home Loan Banks	2.250	05/03/19	3,815,000	3,811,288
Federal Home Loan Banks	1.625	06/14/19	840,000	835,761
Federal Home Loan Banks	2.375	07/16/19	745,000	743,803
Federal Home Loan Banks	1.375	07/26/19	425,000	421,530
Federal Home Loan Banks	0.875	08/05/19	11,620,000	11,481,838
Federal Home Loan Banks	5.125	08/15/19	975,000	991,174
Federal Home Loan Banks	1.250	08/22/19	340,000	336,538
Federal Home Loan Banks	2.375	09/13/19	215,000	214,446
Federal Home Loan Banks	4.500	09/13/19	405,000	410,446
Federal Home Loan Banks (2.280% to 12/20/18, 2.530% to 03/20/19,
2.780% to 06/20/19 then 3.030%) (d)	2.280	09/20/19	125,000	124,969
Federal Home Loan Banks	1.000	09/26/19	3,000,000	2,958,780
Federal Home Loan Banks	1.500	09/27/19	500,000	495,093
Federal Home Loan Banks	1.125	10/03/19	500,000	493,403
Federal Home Loan Banks	1.125	10/11/19	200,000	197,185
Federal Home Loan Banks	2.625	10/18/19	5,000,000	4,993,715
Federal Home Loan Banks	2.750	10/24/19	1,000,000	999,725
Federal Home Loan Banks	1.400	10/29/19	550,000	543,244
Federal Home Loan Banks	1.375	11/15/19	5,600,000	5,526,920
Federal Home Loan Banks	1.250	12/13/19	1,500,000	1,476,850
Federal Home Loan Banks	2.375	12/13/19	1,870,000	1,861,576
Federal Home Loan Banks	4.125	12/13/19	1,100,000	1,115,302
Federal Home Loan Banks	1.390	12/26/19	175,000	172,459
Federal Home Loan Banks	1.450	12/27/19	200,000	197,213
Federal Home Loan Banks (d)	5.400	12/30/19	1,020,000	1,048,023
Federal Home Loan Banks	3.000	05/28/20	1,000,000	1,000,409
Financing Corp. (f)	0.000	09/26/19	1,322,000	1,292,827
Freddie Mac	1.125	04/15/19	1,000,000	995,045
Freddie Mac	1.500	06/27/19	178,000	176,790
Freddie Mac	0.875	07/19/19	1,253,000	1,239,322
Freddie Mac	1.050	07/26/19	1,000,000	989,609
Freddie Mac	1.375	08/15/19	247,000	244,769
Freddie Mac	1.500	09/27/19	100,000	98,962
Freddie Mac	1.250	09/30/19	732,000	722,860
Freddie Mac	1.250	10/02/19	966,000	954,024
Freddie Mac	1.650	10/30/19	400,000	395,934
Freddie Mac	1.750	11/27/19	150,000	148,442
Freddie Mac (f)	0.000	11/29/19	5,053,000	4,912,489
Freddie Mac	1.500	12/26/19	1,800,000	1,777,018
Freddie Mac	1.375	12/30/19	475,000	467,763
Freddie Mac	1.500	01/17/20	6,422,000	6,332,965
Freddie Mac (1.500% to 05/18/19, 2.000% to 11/18/19,
then 3.000%) (d)	1.500	05/18/20	100,000	99,050
Freddie Mac	1.500	06/24/20	2,000,000	1,957,218
New Valley Generation I	7.299	03/15/19	7,745	7,825
Residual Funding Corp. (f)	0.000	10/15/19	620,000	605,088

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

			Shares or
	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

U.S. Government & Agency Securities (continued)
U.S. Treasury Bonds	1.625	07/31/19	3,000,000	$2,979,961
U.S. Treasury Bonds	1.000	09/30/19	5,000,000	4,931,055
U.S. Treasury Bonds	1.500	10/31/19	5,000,000	4,944,727
U.S. Treasury Bonds	1.500	11/30/19	5,000,000	4,938,672
U.S. Treasury Bonds	1.125	12/31/19	1,000,000	982,617
U.S. Treasury Bonds	1.625	12/31/19	5,000,000	4,939,453

SHORT-TERM INVESTMENTS - 1.4%				50,468,761
(COST $50,474,896)

Commercial Paper - 0.7%				24,622,360
AT&T Inc. (f)(h)	0.000	05/28/19	25,000,000	24,622,360

Money Market Funds - 0.0%^				100,000
First American Gov’t. Obligations Fund Class X (a)	2.131		100,000	100,000

U.S. Government & Agency Securities - 0.7%				25,746,401
U.S. Treasury Bills (b)	2.229	01/02/19	5,000,000	4,990,164
U.S. Treasury Bills (b)	2.313	02/28/19	4,000,000	3,977,597
U.S. Treasury Bills (b)	2.447	04/18/19	5,000,000	4,954,006
U.S. Treasury Bills (b)	2.490	05/23/19	3,000,000	2,964,874
U.S. Treasury Bills (b)	2.483	06/20/19	5,000,000	4,931,939
U.S. Treasury Bills (b)	2.583	08/15/19	4,000,000	3,927,821

TOTAL INVESTMENTS - 99.0% (COST $3,680,331,489)				3,620,276,123

NET OTHER ASSETS AND LIABILITIES - 1.0%				34,918,236

NET ASSETS - 100.0%				$3,655,194,359

(a)	Rate shown represents the 7-day yield at November 30, 2018.
(b)	Rate shown represents the current coupon rate for corporate bonds and the current yield for U.S. Treasury Bills at November 30, 2018.
(c)	Variable rate security. Interest rates reset periodically. Interest rate shown reflects the rate in effect at November 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date. Securities which do not indicate a future coupon rate in their description above are at their final coupon rate at November 30, 2018.
(e)	Rate is subject to adjustment due to credit ratings service downgrades or subsequent upgrades.
(f)	Zero-coupon security.
(g)	Perpetual maturity; date shown represents next contractual call date.
(h)	Security subject to restrictions on resale under federal securities laws and which therefore may only be resold upon registration under the Securities Act of 1933, as amended, or in transactions exempt from registration, including sales to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. It has been deemed liquid under guidance approved by the Board. At November 30, 2018, the aggregate value of these securities was $1,014,948,160, representing 27.8% of net assets.
^	Rounds to 0.0%.

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2018

Abbreviations:
CPI YOY	Consumer Price Index Year-on-Year Growth Rate
IO	Interest Only Security
LIBOR	London Interbank Offered Rate
USISDA02	2-Year Dollar ICE Swap Rate
USISDA05	5-Year Dollar ICE Swap Rate
USISDA10	10-Year Dollar ICE Swap Rate
USISDA30	30-Year Dollar ICE Swap Rate
USSW5	5-Year Dollar Semi Annual 30/360 Swap Rate
USSW10	10-Year Dollar Semi Annual 30/360 Swap Rate

A.B.	Aktiebolag is the Swedish term for limited liability corporation.
A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
B.V.	Besloten Vennootschap is the Dutch term for a private limited liability corporation.
DAC	Designated Activity Company
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company
Pty. Ltd.	Proprietary Limited Company under Australian law.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
S.A.	Generally designates corporations in various countries, mostly those employing civil law. This translates literally as anonymous company.
S.A. de C.V.	Sociedad Anónima de Capital Variable is the term for limited liability companies in Mexico.
SARL	Société à responsabilité limitée is the Luxembourg term for a limited liability corporation.
SCA	Société en commandite par actions is the Luxembourg term for a partnership limited by shares.
SCS	Société en commandite simple is the Luxembourg equivalent of a limited partnership.
SRL	Società a responsabilità limitata is the Italian term for a public limited company.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2018

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending
Six-Month Period Ended November 30, 2018	Expense Ratio	Account Value	Account Value	Expenses Paid
	for the Period	06/01/18	11/30/18	During the Period*
LargeCap Fund
Actual	1.05%	$1,000.00	$995.84	$5.25
Hypothetical (5% return before expenses)	1.05%	$1,000.00	$1,019.74	$5.32
MidCap Fund
Actual	1.15%	$1,000.00	$917.43	$5.53
Hypothetical (5% return before expenses)	1.15%	$1,000.00	$1,019.23	$5.82
Bond Fund
Actual	0.71%	$1,000.00	$1,003.44	$3.57
Hypothetical (5% return before expenses)	0.71%	$1,000.00	$1,021.44	$3.60

*	Expenses are equal to the annualized [net] expense ratio for each Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2018 (In thousands, except per share amounts)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND

Assets
Total investments in securities, at value (Cost $126,180,
$42,223 and $3,680,331, respectively)	$121,475	$45,012	$3,620,276
Cash	210	–	8,455
Due from sale of securities	1,995	12	–
Receivable from fund shares sold	78	–	18,496
Dividends and interest receivable	192	58	36,159
Prepaid expenses	8	5	113
Total assets	123,958	45,087	3,683,499
Liabilities
Due on purchase of securities	2,114	–	19,768
Payable for fund shares redeemed	7	–	6,433
Accrued expenses payable	30	27	112
Accrued directors expense payable	–	–	2
Due to Advisor	90	31	1,990
Total liabilities	2,241	58	28,305
Net assets	$121,717	$45,029	$3,655,194
Net assets consist of
Capital stock ($.001 par value)	$126,036	$40,077	$3,841,964
Total distributable earnings (accumulated deficit)	(4,319)	4,952	(186,770)
Net assets	$121,717	$45,029	$3,655,194
Net asset value per share
Shares of capital stock outstanding (unlimited shares
authorized)	1,834	3,745	321,330
Offering and redemption price	$66.36 (a)	$12.02	$11.38

(a)	Does not recalculate due to rounding.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2018 (In thousands)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND

Investment income
Interest	$1	$1	$119,111
Dividends	2,384	674	–
Less foreign taxes withheld	(6)	(1)	–
Total investment income	2,379	674	119,111
Expenses
Investment advisory fees	1,205	501	18,247
Shareholder servicing costs	80	29	1,377
Administrative & accounting services fees	122	65	849
Custody fees	12	6	236
Directors fees	26	22	142
Federal & state registration	36	35	118
Professional fees	39	38	83
Other expenses	30	18	469
Total expenses	1,550	714	21,521
Less expenses reimbursed by Advisor	(202)	(137)	–
Net expenses	1,348	577	21,521
Net investment income	1,031	97	97,590
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	(9)	2,276	(24,455)
Net unrealized appreciation (depreciation) on investments	1,306	(5,204)	(10,607)
Net realized and unrealized gain (loss)	1,297	(2,928)	(35,062)
Increase (Decrease) in net assets resulting
from operations	$2,328	($2,831)	$62,528

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	LARGECAP		MIDCAP		BOND
	FUND		FUND		FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2018	2017	2018	2017
Operations
Net investment income	$1,031	$720	$97	$29	$97,590	$73,657
Net realized gain (loss) on investments	(9)	23,322	2,276	3,508	(24,455)	(1,198)
Net unrealized appreciation
(depreciation) on investments	1,306	(6,513)	(5,204)	2,967	(10,607)	55,402
Net increase (decrease) in net assets
resulting from operations	2,328	17,529	(2,831)	6,504	62,528	127,861
Distributions to shareholders (a)
Distributions from net
investment income		(930)		(23)		(80,820)
Distributions from net realized gains
on securities transactions		–		(2,027)		–
Total distributions to shareholders	(1,071)	(930)	(3,632)	(2,050)	(88,362)	(80,820)
Fund share transactions
(see note 4)	(8,545)	(5,115)	640	2,553	1,060,386	553,066
Total increase (decrease)
in net assets	(7,288)	11,484	(5,823)	7,007	1,034,552	600,107
Net assets
Beginning of year	129,005	117,521	50,852	43,845	2,620,642	2,020,535
End of year	$121,717	$129,005	$45,029	$50,852	$3,655,194	$2,620,642
Undistributed net investment
income included in net
assets at end of period (a)		$642		$29		$13,338

(a)	For the year ended November 30, 2018, the Funds have adopted amendments to Regulation S-X. Distributions from net investment income and from net realized gains on securities transactions are no longer required to be separately disclosed and parenthetical disclosure of undistributed net investment income is no longer required.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2018

NOTE 1 - ORGANIZATION
Thompson IM Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson LargeCap Fund (the “LargeCap Fund”), Thompson MidCap Fund (the “MidCap Fund”) and Thompson Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

VALUATION POLICY AND PROCEDURES - The Funds’ Board of Directors (the “Funds’ Board”) has adopted methods for valuing securities set forth in the Funds’ Pricing Policies and Procedures, including circumstances in which market quotes are not readily available or deemed to be unreliable, and has delegated authority to the Advisor to apply those methods in making fair value determinations, subject to oversight by the Funds’ Board. The Advisor has established a valuation committee that, along with other Advisor employees, administers, implements, and oversees the fair valuation process and makes fair value decisions. The valuation committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services; considers circumstances in the markets which may require it to make or adjust valuation determinations; and reviews previous valuation determinations. The valuation committee reports on its activities and any changes to the fair valuation guidelines to the Funds’ Board.

SECURITY VALUATION - Each Fund’s equity securities, including common stocks, ADRs and REITs, are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices). If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will generally be used. Investments in money market mutual funds are generally priced at the ending net asset value provided by the service agent of the funds.

Fixed-income securities such as corporate bonds, asset-backed securities, mortgage-backed securities, U.S. government and agency securities, sovereign bonds, municipal bonds and commercial paper are typically valued based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Factors considered by pricing services include market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads and fundamental analytical data relating to the issuer. Short-term investments in fixed-income securities (those with remaining maturities of 60 days or less) are generally valued on an amortized cost basis.

Where market quotations are not readily available or are unreliable, a value is determined in good faith pursuant to procedures established by the Funds’ Board. When determining the value of a security, consideration is given to the facts and circumstances relevant to the particular situation, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

VALUATION MEASUREMENTS – In accordance with generally accepted accounting principles in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and which are therefore classified as level-1 securities, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified as level-2 securities. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, asset-backed securities, mortgage-backed securities, sovereign bonds, municipal bonds, and less liquid listed equities. Level-2 investments include positions that are not traded in active markets.

Investments classified as level-3 securities have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private-placement and less liquid corporate and municipal debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2018:

LargeCap Fund
	Level 1	Level 2	Level 3	Total
Common stocks	$121,374,631	$–	$–	$121,374,631
Short-term investments	100,000	–	–	100,000
Total	$121,474,631	$–	$–	$121,474,631

MidCap Fund
	Level 1	Level 2	Level 3	Total
Common stocks	$45,008,308	$–	$–	$45,008,308
Short-term investments	3,925	–	–	3,925
Total	$45,012,233	$–	$–	$45,012,233

Bond Fund
	Level 1	Level 2	Level 3	Total
Bonds	$-	$3,569,807,362	$–	$3,569,807,362
Short-term investments	100,000	50,368,761	–	50,468,761
Total	$100,000	$3,620,176,123	$–	$3,620,276,123

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

The Funds did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2018. Refer to each Fund’s Schedule of Investments for additional information regarding security types and industry classifications.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method for both book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 8, 2019, used primarily to finance redemption payments. Each individual Fund’s borrowing under the LOC is limited to 5% of the value of that Fund’s net assets, 33.33% of the value of the Fund’s investments, or any explicit borrowing limits imposed by the LOC, whatever is less. Interest is charged at the prime rate, which was 5.25% as of November 30, 2018. As of November 30, 2018, the limits established are: LargeCap Fund - $6,000,000, MidCap Fund - $2,300,000 and Bond Fund - $145,000,000. All terms and borrowing limits imposed by the LOC are subject to review and approval by the Funds’ Board. The LOC was drawn upon during the year; however, as of November 30, 2018, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate, interest expense, and maximum borrowings incurred by the Funds on the LOC for the fiscal year ended November 30, 2018.

		Average			Date of
	Average	Interest	Interest	Maximum	Maximum
	Balance	Rate	Expense	Borrowing	Borrowing
LargeCap Fund	$45,230	4.80%	$2,201	$1,189,000	07/24/18
MidCap Fund	$14,405	4.86%	$709	$884,000	10/24/18
Bond Fund	$56,077	4.76%	$2,707	$11,516,000	04/03/18

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment advisor) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

PERMANENT BOOK AND TAX DIFFERENCES - GAAP requires that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the LargeCap Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the fiscal year ended November 30, 2018, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. Also, the Funds recognized no interest or penalties related to unrecognized tax benefits during the same period. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements. See notes 3 and 6. There were no additional subsequent events which were deemed to have an impact on the Funds’ financial statements.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for monthly compensation to TIM computed on average daily net assets at the following annual rates:

	First	Over
	$50 Million	$50 Million
LargeCap Fund	1.00%	0.90%
MidCap Fund	1.00%	0.90%
Bond Fund	0.65%	0.60%

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

Effective December 1, 2018, the Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2020 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: LargeCap Fund - 1.03%, MidCap Fund - 1.15% and Bond Fund - 0.80%. Prior to December 1, 2018, the applicable expense limitation percentages were LargeCap Fund - 1.05%, MidCap Fund - 1.15% and Bond Fund - 0.80%. For the fiscal year ended November 30, 2018, the Advisor reimbursed expenses incurred by the LargeCap Fund and the MidCap Fund in the amounts of $202,041 and $137,432, respectively. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

As of November 30, 2018, an affiliated shareholder held 11.30% of the MidCap Fund’s outstanding shares. Transactions by the shareholder may have a material impact on the Fund.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bank Global Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2018, in the following amounts:

Administrative &
Accounting Fees Paid
LargeCap Fund	$42,127
MidCap Fund	$36,381
Bond Fund	$297,893

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate (or not to exceed) the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. Such amounts are recorded within Shareholder servicing costs on each Fund’s Statement of Operations. For the fiscal year ended November 30, 2018, the amounts reimbursed by the Funds to the Advisor were:

Intermediary
Fees Reimbursed
LargeCap Fund	$22,015
MidCap Fund	$3,294
Bond Fund	$870,826

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

NOTE 4 - FUND SHARE TRANSACTIONS (in thousands)
Transactions in shares of the Funds were as follows:

	Year Ended		Year Ended
	November 30, 2018		November 30, 2017
	Shares	Dollars	Shares	Dollars
LargeCap Fund
Shares sold	77	$5,252	97	$5,894
Shares issued in reinvestment of distributions	16	1,042	16	905
Shares redeemed	(220)	(14,839)	(196)	(11,914)
Net increase (decrease)	(127)	($8,545)	(83)	($5,115)
MidCap Fund
Shares sold	226	$2,986	321	$4,078
Shares issued in reinvestment of distributions	274	3,593	165	2,028
Shares redeemed	(460)	(5,939)	(280)	(3,553)
Net increase (decrease)	40	$640	206	$2,553
Bond Fund
Shares sold	156,036	$1,786,706	102,750	$1,170,581
Shares issued in reinvestment of distributions	7,331	83,667	6,699	75,909
Shares redeemed	(70,819)	(809,987)	(60,754)	(693,424)
Net increase (decrease)	92,548	$1,060,386	48,695	$553,066

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the fiscal year ended November 30, 2018 were as follows:

	Securities other than U.S.
	Government and Short-term
	Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
LargeCap Fund	$37,592,468	$45,835,452	$–	$–
MidCap Fund	$14,694,739	$17,592,626	$–	$–
Bond Fund	$2,218,781,534	$953,369,488	$839,381,462	$708,591,091

NOTE 6 – INCOME TAX INFORMATION
At November 30, 2018, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Federal tax cost	$126,233,190	$42,396,584	$3,680,492,863

Unrealized appreciation	$11,696,041	$9,092,751	$8,611,708
Unrealized depreciation	(16,454,600)	(6,477,102)	(68,828,448)
Net unrealized appreciation (depreciation)	(4,758,559)	2,615,649	(60,216,740)
Distributable ordinary income	802,310	199,651	22,885,343
Distributable long-term capital gains	–	2,136,809	–
Post-October losses	–	–	(723,325)
Capital loss carryforwards	(363,087)	–	(148,714,723)
Total distributable earnings (accumulated deficit)	($4,319,336)	$4,952,109	($186,769,445)

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

The tax basis post-October losses as of November 30, 2018 and capital loss carryforward as of November 30, 2018, which are not being recognized for tax purposes until the first day of the following fiscal year, are as follows:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Post-October losses
Short-term	$–	$–	$565,218
Long-term	$–	$–	158,107
Total Post-October losses	$–	$–	$723,325
Net capital loss carryforward
Short-term	$–	$–	$20,433,977
Long-term	363,087	–	128,280,746
Total capital loss carryforward	$363,087	$–	$148,714,723

Capital losses are carried forward indefinitely and are available to offset future net realized gains, to the extent permitted by the Internal Revenue Code.

The tax components of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 are as follows:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Fiscal year ended November 30, 2018
Distributions paid from
Ordinary income	$878,543	$154,749	$88,361,797
Long-term capital gains	192,000	3,477,629	–
Total distributions paid	$1,070,543	$3,632,378	$88,361,797

Fiscal year ended November 30, 2017
Distributions paid from
Ordinary income	$929,915	$363,026	$80,820,288
Long-term capital gains	–	1,687,109	–
Total distributions paid	$929,915	$2,050,135	$80,820,288

The following distributions were declared on December 19, 2018, payable to shareholders on December 20, 2018:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND

Ordinary income distributions
Amount	$945,393	$201,013	$30,547,251
Per Share	$0.52	$0.06	$0.10
Long-term capital gains distributions
Amount	$–	$2,137,435	$–
Per Share	$–	$0.64	$–

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

LARGECAP FUND

	Year Ended November 30,
	2018	2017	2016	2015	2014
Per share operating performance
Net asset value, beginning of period	$65.77	$57.48	$50.72	$53.40	$46.47
Income from investment operations
Net investment income	0.55	0.37	0.47	0.35	0.27
Net realized and unrealized gains (losses)
on investments	0.59	8.38	6.64	(2.75)	6.84
Total from investment operations	1.14	8.75	7.11	(2.40)	7.11
Less distributions
Distributions from net investment income	(0.45)	(0.46)	(0.35)	(0.28)	(0.18)
Distributions from net realized gains	(0.10)	–	–	–	–
Total distributions	(0.55)	(0.46)	(0.35)	(0.28)	(0.18)
Net asset value, end of period	$66.36	$65.77	$57.48	$50.72	$53.40
Total return	1.72%	15.32%	14.16%	(4.52% )	15.35%
Ratios and supplemental data
Net assets, end of period (millions)	$121.7	$129.0	$117.5	$111.9	$128.6
Ratios to average net assets:
Ratios of expenses	1.05%	1.10%	1.13%	1.15%	1.15%
Ratio of expenses without reimbursement	1.21%	1.22%	1.25%	1.22%	1.23%
Ratio of net investment income	0.80%	0.59%	0.90%	0.64%	0.54%
Ratio of net investment income
without reimbursement	0.64%	0.47%	0.78%	0.57%	0.46%
Portfolio turnover rate	29%	89%	32%	45%	27%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

MIDCAP FUND

	Year Ended November 30,
	2018	2017	2016	2015	2014
Per share operating performance
Net asset value, beginning of period	$13.73	$12.53	$12.07	$14.04	$14.04
Income from investment operations
Net investment income (loss)	0.03	0.01	0.01	– (a)	–	(a)
Net realized and unrealized gains (losses)
on investments	(0.75)	1.78	1.45	(0.64)	1.47
Total from investment operations	(0.72)	1.79	1.46	(0.64)	1.47
Less distributions
Distributions from net investment income	(0.01)	(0.01)	– (a)	–	–
Distributions from net realized gains	(0.98)	(0.58)	(1.00)	(1.33)	(1.47)
Total distributions	(0.99)	(0.59)	(1.00)	(1.33)	(1.47)
Net asset value, end of period	$12.02	$13.73	$12.53	$12.07	$14.04
Total return	(5.85% )	14.78%	13.82%	(5.10% )	11.82%
Ratios and supplemental data
Net assets, end of period (millions)	$45.0	$50.9	$43.8	$38.4	$41.3
Ratios to average net assets:
Ratios of expenses	1.15%	1.20%	1.25%	1.30%	1.30%
Ratio of expenses without reimbursement	1.42%	1.44%	1.50%	1.49%	1.54%
Ratio of net investment income (loss)	0.19%	0.06%	0.06%	0.01%	(0.02%	)
Ratio of net investment loss
without reimbursement	(0.08% )	(0.18% )	(0.19% )	(0.18% )	(0.27%	)
Portfolio turnover rate	30%	29%	34%	27%	34%

(a) Less than .005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

BOND FUND

	Year Ended November 30,
	2018	2017	2016	2015	2014
Per share operating performance
Net asset value, beginning of period	$11.45	$11.22	$10.98	$11.69	$11.91
Income from investment operations
Net investment income	0.36	0.35	0.49	0.49	0.45
Net realized and unrealized gains (losses)
on investments	(0.09)	0.27	0.26	(0.72)	(0.19)
Total from investment operations	0.27	0.62	0.75	(0.23)	0.26
Less distributions
Distributions from net investment income	(0.34)	(0.39)	(0.51)	(0.48)	(0.45)
Distributions from net realized gains	–	–	–	–	(0.03)
Total distributions	(0.34)	(0.39)	(0.51)	(0.48)	(0.48)
Net asset value, end of period	$11.38	$11.45	$11.22	$10.98	$11.69
Total return	2.37%	5.57%	7.05%	(2.04% )	2.19%
Ratios and supplemental data
Net assets, end of period (millions)	$3,655.2	$2,620.6	$2,020.5	$2,744.5	$3,724.0
Ratios to average net assets:
Ratios of expenses	0.71%	0.71%	0.72%	0.71%	0.72%
Ratio of net investment income	3.21%	3.01%	4.16%	3.98%	4.04%
Portfolio turnover rate	39%	43%	20%	29%	21%

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Thompson IM Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thompson IM Funds, Inc. comprising Thompson LargeCap Fund, Thompson MidCap Fund, and Thompson Bond Fund (the “Funds”) as of November 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 25, 2019

DIRECTORS AND OFFICERS (Unaudited)
Information as of 12/31/18

Name and Birth Date	Position(s) Held with Thompson IM Funds, Inc. and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Independent Directors
George E. Austin Birth date: 9/15/52	Director since 2011	●President of AVA Civic Enterprises Inc. (consulting firm), since 2011 ●Director of W. Jerome Frautschi Foundation Inc. (private foundation), since 2012; President from 1998 to 2012 ●Director of the Home Savings Bank since 1998 ●Director of Overture Development Corporation (support organization for Overture Center Foundation), since 2001; President from 2001 to 2009	3	None
Cornelia Boyle Birth date: 9/23/53	Director since 2015	●Currently retired ●Director of North Track Funds, Inc. (investment company) from 2003 to 2009 ●Trustee of Ziegler Exchange Traded Trust (investment company) from 2005 to 2009 ●Executive Vice President and Chief Operations Officer, AIG Sun America Retirement Markets, Inc. (distribution and marketing company for variable annuity and retirement products) from 2000 to 2003 ●Executive Vice President, Fidelity Investments from 1996 to 2000	3	None
Patricia Lipton Birth date: 12/9/42	Director since 2007 Chairman since 2018	●Currently retired ●Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 ●Assistant Executive Director, SWIB from 1982 to 1989 ●Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None

DIRECTORS AND OFFICERS (Unaudited) (Continued)
Information as of 12/31/18

Name and Birth Date	Position(s) Held with Thompson IM Funds, Inc. and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Interested Directors and Officers
Jason L. Stephens(2) Birth date: 10/15/74	Director since 2011 Chief Executive Officer since 2015 Vice President from 2009 to 2015	●Chief Executive Officer of Thompson Investment Management (“TIM”) since 2015 ●Chief Operating Officer of TIM from 2009 to 2015 ●Corporate Secretary of TIM since 2004 ●Portfolio Manager of TIM since 2007 ●A Chartered Financial Analyst	3	None
John W. Thompson(2) Birth date: 7/26/43	Director since 1987 President since 2009 Chief Executive Officer from 2005 to 2015	●Chairman of TIM since 2015 ●President of TIM since 2004 ●President of Thompson Plumb & Associates, Inc. (“TPA”) (investment advisor) from 1984 to 2003 ●A Chartered Financial Analyst	3	None
James T. Evans Birth date: 6/6/75	Vice President since 2009	●Chief Investment Officer of TIM since 2009 ●Portfolio Manager of TIM since 2008 ●Managing Director of Nakoma Capital Management from 2000 to 2005 ●A Chartered Financial Analyst	N/A	N/A
Penny M. Hubbard Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	●Vice President of TIM since 2004 ●Assistant Vice President - Client Services of TPA and various other capacities 1984-2004	N/A	N/A
Nedra S. Pierce Birth date: 10/2/61	Chief Compliance Officer since 2006	●Chief Compliance Officer of TIM since 2006 ●Director of Business Development of TIM from 2004 to 2006 and since 2010 ●Director of Business Development of TPA from 1998 to 2003	N/A	N/A
Lesley T. Bailey Birth date: 9/30/78	Secretary since 2010	●Fund Accounting and Administration at TIM since 2004 ●Fund Accounting and Administration at TPA from 2001 to 2004	N/A	N/A
Sarah M. Baumgartner Birth date: 2/21/84	Assistant Secretary since 2012	●Fund Accounting and Administration at TIM since 2007	N/A	N/A

The address of each Director and officer as it relates to the Company’s business is 918 Deming Way, Madison WI 53717.

(1) Officers of the Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) Jason L. Stephens and John W. Thompson are “interested persons” of the Company by virtue of their position with the Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON IM FUNDS, INC.

Investment Advisor
Thompson Investment Management, Inc.
918 Deming Way
Madison, Wisconsin 53717

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson IM Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonim.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the Investment Advisory Agreement (the “Agreement”) for Thompson IM Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on November 7, 2018, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for each of the LargeCap Fund, the MidCap Fund, and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and with respect to fees charged by the Advisor to other clients whose assets are managed under similar objectives and strategies; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders. The Board generally viewed these factors in their totality, with no single factor serving as the principal reason for determining whether to renew the Agreement and with individual Board members giving different weight to different factors.

In connection with the renewal process, both the Independent Directors as well as the full Board met separately in person on November 7, 2018, and the full Board met by telephone on November 5, 2018, to consider information relevant to the renewal process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board worked with the Advisor and independent legal counsel to request, obtain, and review information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance, expenses, and profitability prepared by Broadridge, a leading independent provider of data for independent directors of investment companies for purposes of their review of investment advisory agreements. Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; an executive summary and memorandum from Fund management providing its recommendation for renewal of the Agreement; the Advisor’s analysis of profitability of the Agreement to the Advisor and the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Broadridge; a detailed statistical report from Broadridge comparing each Fund’s respective performance and expenses with both a comparison “group” and a comparison “universe” and a report from Broadridge outlining its methodology in preparing that report; supplementary performance information as of the most recent calendar quarter for the Funds, including a comparison of each Fund’s performance to an applicable category of funds as determined by Morningstar, Inc., a ranking service widely recognized in the mutual fund industry; information regarding the composition of and fees charged for standardized investment products offered to separately managed account clients of the Advisor; the Advisor’s Form ADV, which, among other things, showed fees charged by the Advisor to manage the investments of other clients with objectives and programs similar to the Funds; the Agreement and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel. The Board consulted with independent legal counsel and the Advisor throughout the review and approval process to evaluate the information provided, including the methodology employed by Broadridge in the reports produced for the Board, and to confirm that the content of the information produced as a result of its follow-up requests was satisfactory.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that in addition to considering these factors at this meeting, it had also considered many of these factors during the course of its quarterly meetings over the past year as well as at its November 5 special telephonic meeting. The Board noted that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology and administrative services necessary for operation of the Funds; and performs regular compliance and risk-analysis functions for the Funds. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds and that such services were adequate for the Funds’ needs, and were being performed by the Advisor in a competent and appropriate manner.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board reviewed the one-, two-, three-, four-, five- and ten-year investment performances of each Fund.

The Board observed that the investment performance for the LargeCap Fund was in the top 40 percent or top 60 percent of its Broadridge performance group for all but the three-year period, in which it ranked in the bottom 40 percent, although it compared less favorably relative to its performance universe, in which it ranked in the bottom 40 percent for all but the two-year period.

The performance of the MidCap Fund ranked in the top 40 percent of its performance group for the two- and ten-year periods, but in the bottom 40 percent for all other periods. It ranked in the top 40 percent of its performance universe for the two- and ten-year periods and in the top 60 percent for the three- and five-year periods.

The Board noted that the Bond Fund ranked in the top 20 percent of both its performance group and its performance universe for every period measured.

After considering the performances of the LargeCap Fund, MidCap Fund, and Bond Fund, the Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performance of each Fund was within an acceptable range.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. Among the information reviewed by the Board was information relating to standardized investment products offered to separately managed account clients of the Advisor. The Board determined that these standardized products in most instances had investment objectives and styles that were sufficiently different from the investment objectives and styles of any of the Funds so as to make the comparison inapt. With respect to those standardized products available to separately managed account clients of the Advisor that the Board determined to be sufficiently similar in investment objective and strategy to a Fund to be relevant for comparative purposes, the Board determined that in light of the significantly different level of services and resources required for the management of these products and the Funds, the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the relevant standardized separately managed account product.

The information provided by Broadridge indicated that the advisory fees of the LargeCap Fund, after taking into account the waiver of a portion of those fees, were in the highest 40 percent of the Fund’s Broadridge comparison group and highest 20 percent of the Fund’s comparison universe. That information indicated that the actual total expense ratio of the LargeCap Fund was among the highest 40 percent of its comparison universe, although its actual total expense ratio was closer to the median of its comparison group. The Board observed that the Advisor was proposing to institute a more substantial fee waiver that would further lower the ceiling on the maximum total expense ratio that the Fund could incur from 1.05 percent to 1.03 percent of average daily net assets of the Fund. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the LargeCap Fund were reasonable.

The Board noted that the MidCap Fund’s contractual management fee ranked among the highest of funds in the MidCap Fund’s Broadridge comparison group, though after taking into account the waiver of a portion thereof by the Advisor, its total expenses ranked in the fourth quintile of its comparison group. The Board observed that the total expense ratio and the non-management expense ratio of the Fund continued to be relatively high, in particular as compared to the Fund’s Broadridge comparison universe, but that these ratios compared somewhat more favorably relative to the Fund’s comparison group. The Board observed that the opportunity existed for the total expense ratio, and in particular non-management expenses, to further decline as the MidCap Fund grows in assets. The Board considered that the Advisor was proposing to continue the fee waiver for the Fund, capping the maximum total expense ratio that the Fund could incur at 1.15 percent. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the MidCap Fund were reasonable.

The Board noted that the Bond Fund’s contractual management fee was among the highest of its Broadridge comparison group and that its actual management fee was the highest of both its comparison group and comparison universe. The Board also noted, however, that the Fund’s total expense ratio was in the lowest 40 percent of both its Broadridge comparison group and comparison universe, which the Board determined was reasonable.

With regard to profitability, the Board noted that the Advisor’s pre-tax profitability, before accounting for marketing fees borne by the Advisor, ranked below the median of firms included in the Broadridge analysis, though it ranked somewhat above the median of firms on a post-marketing basis. The Board observed that all of the investment advisors for which profitability information was publicly available and that were included in the Broadridge comparison were publicly traded entities having markedly different marketing strategies from that of the Advisor. The Board determined that the operating margins of the Advisor were reasonable and, after reviewing information provided by Broadridge and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the LargeCap Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the level of assets of both the LargeCap Fund and the MidCap Fund presented no meaningful opportunity for such economies. Therefore the Board concluded that neither Fund was likely to realize material economies of scale until its assets grew significantly. The Board noted that assets in the Bond Fund had continued to trend upward, but determined that the Bond Fund had not yet reached a point where the Fund was realizing any material economies of scale.

The Board considered additional benefits to the Advisor arising from the Agreement, such as that the Funds may enhance the Advisor’s reputation as an investment adviser, thereby helping the Advisor to attract other clients and investment personnel. The Board determined that benefits of the sort derived from the Agreement were consistent with the benefits received by other advisers to mutual funds.

Based primarily on these considerations, the Board renewed the Agreement with respect to each Fund.

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonim.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. George Austin, a director of the Registrant since 2011, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Austin holds a Bachelor of Business Administration degree, majoring in finance, and a Master of Science degree in Business, both from the University of Wisconsin-Madison. He previously served as the chair of the audit committee of Home Savings Bank, a mutual savings institution on whose board he has served since 1998. He also has professional experience leading all aspects, including financial, of a number of major public-private civic projects as well as experience overseeing the response to independent financial and management audits.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by Cohen & Company, Ltd., the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2017	2018
Audit Fees(1)	$40,000.00	$40,000.00
Audit-Related Fees(2)	$0.00	$0.00
Tax Fees(3)	$9,000.00	$9,000.00
All Other Fees(4)	$0.00	$0.00
TOTAL	$49,000.00	$49,000.00
___________________

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2017 and 2018, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

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Cohen & Company, Ltd. did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to Shareholders dated as of November 30, 2018 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

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Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)

Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 13. Exhibits.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of January 2019.

THOMPSON IM FUNDS, INC.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 31st day of January 2019.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer (Principal Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

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